UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

FRANK FUNDS

(Exact Name of Registrant as Specified in Charter)

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Address of Principal Executive Offices)  (Zip Code)

Brian J. Frank, Frank Capital Partners LLC

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

June 30, 2026

FRANK VALUE FUND – INVESTOR CLASS

FRNKX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund – Investor Class – FRNKX (the “Fund”) for the period July 1, 2025 to June 30, 2026.

You can find additional information about the Fund at https://frankfunds.com. You can also request the fund's Statutory Prospectus, financial information, holdings, and proxy voting information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Investor Class	$149	1.37%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Investor Class returned 17.48% in the year ended June 30, 2026, compared to 26.62% for its benchmark, the Russell Midcap Value Index. In the five years ending June 30, 2026 Frank Value Fund Institutional Class returned 12.37% annualized, compared to 9.48% for the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction absolute value investing strategy building a portfolio of 20 to 35 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also contributed to returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

Cantaloupe

The advisor initiated a position in Cantaloupe in September 2024 at an initial price of $5.99. Cantaloupe is a payment processor for vending machines and other automated stores, and despite recurring high profitability, the company remained immaterial in stock market indices. Frank Value Fund’s concentrated position delivered shareholders an outsized benefit when the company received a takeover offer, and the advisor sold the position in July 2025 for $11 and a gain of 83% in 10 months.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Since February 2024, the company’s share count has declined from 242 million shares to 193 million, catalyzing rapid earnings per share growth. On April 30, 2026, the advisor deemed Garrett Motion fairly-valued, and Frank Value Fund sold its position in Garrett Motion at $24.98 for a gain of 178% excluding dividends.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Investor Class	17.48%	12.37%	8.01%
Russell Mid Cap Value Index	26.62%	9.48%	10.63%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$35,659,512	26	95.89%	$286,712

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	Spectrum Brands Holdings, Inc.	7.03%
2.	United Natural Foods, Inc.	6.70%
3.	Icon PLC (Ireland)	6.42%
4.	Science Applications International Corp.	5.56%
5.	MPLX LP	5.30%
6.	Vistra Corp.	5.18%
7.	H&R Block, Inc.	5.15%
8.	The J.M. Smucker Co.	4.71%
9.	Hershey Co.	4.21%
10.	Pitney Bowes, Inc.	4.19%
	Total % of Net Assets	54.45%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2026

FRANK VALUE FUND - CLASS C

FNKCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund - Class C – FNKCX (the “Fund”) for the period July 1, 2025 to June 30, 2026.

You can find additional information about the Fund at https://frankfunds.com. You can also request the fund's Statutory Prospectus, financial information, holdings, and proxy voting information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Class C	$230	2.12%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Class C returned 16.52% in the year ended June 30, 2026, compared to 26.62% for its benchmark, the Russell Midcap Value Index. In the five years ending June 30, 2026 Frank Value Fund Class C returned 11.52% annualized, compared to 9.48% for the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction absolute value investing strategy building a portfolio of 20 to 35 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also contributed to returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

Cantaloupe

The advisor initiated a position in Cantaloupe in September 2024 at an initial price of $5.99. Cantaloupe is a payment processor for vending machines and other automated stores, and despite recurring high profitability, the company remained immaterial in stock market indices. Frank Value Fund’s concentrated position delivered shareholders an outsized benefit when the company received a takeover offer, and the advisor sold the position in July 2025 for $11 and a gain of 83% in 10 months.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Since February 2024, the company’s share count has declined from 242 million shares to 193 million, catalyzing rapid earnings per share growth. On April 30, 2026, the advisor deemed Garrett Motion fairly-valued, and Frank Value Fund sold its position in Garrett Motion at $24.98 for a gain of 178% excluding dividends.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Class C	16.52%	11.52%	7.21%
Russell Mid Cap Value Index	26.62%	9.48%	10.63%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$35,659,512	26	95.89%	$286,712

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	Spectrum Brands Holdings, Inc.	7.03%
2.	United Natural Foods, Inc.	6.70%
3.	Icon PLC (Ireland)	6.42%
4.	Science Applications International Corp.	5.56%
5.	MPLX LP	5.30%
6.	Vistra Corp.	5.18%
7.	H&R Block, Inc.	5.15%
8.	The J.M. Smucker Co.	4.71%
9.	Hershey Co.	4.21%
10.	Pitney Bowes, Inc.	4.19%
	Total % of Net Assets	54.45%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2026

FRANK VALUE FUND – INSTITUTIONAL CLASS

FNKIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund – Institutional Class – FNKIX (the “Fund”) for the period July 1, 2025 to June 30, 2026.

You can find additional information about the Fund at https://frankfunds.com. You can also request the fund's Statutory Prospectus, financial information, holdings, and proxy voting information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Institutional Class	$122	1.12%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Institutional Class returned 17.72% in the year ended June 30, 2026, compared to 26.62% for its benchmark, the Russell Midcap Value Index. In the five years ending June 30, 2026 Frank Value Fund Institutional Class returned 12.64% annualized, compared to 9.48% for the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction absolute value investing strategy building a portfolio of 20 to 35 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also contributed to returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

Cantaloupe

The advisor initiated a position in Cantaloupe in September 2024 at an initial price of $5.99. Cantaloupe is a payment processor for vending machines and other automated stores, and despite recurring high profitability, the company remained immaterial in stock market indices. Frank Value Fund’s concentrated position delivered shareholders an outsized benefit when the company received a takeover offer, and the advisor sold the position in July 2025 for $11 and a gain of 83% in 10 months.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Since February 2024, the company’s share count has declined from 242 million shares to 193 million, catalyzing rapid earnings per share growth. On April 30, 2026, the advisor deemed Garrett Motion fairly-valued, and Frank Value Fund sold its position in Garrett Motion at $24.98 for a gain of 178% excluding dividends.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Institutional Class	17.72%	12.64%	8.28%
Russell Mid Cap Value Index	26.62%	9.48%	10.63%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$35,659,512	26	95.89%	$286,712

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	Spectrum Brands Holdings, Inc.	7.03%
2.	United Natural Foods, Inc.	6.70%
3.	Icon PLC (Ireland)	6.42%
4.	Science Applications International Corp.	5.56%
5.	MPLX LP	5.30%
6.	Vistra Corp.	5.18%
7.	H&R Block, Inc.	5.15%
8.	The J.M. Smucker Co.	4.71%
9.	Hershey Co.	4.21%
10.	Pitney Bowes, Inc.	4.19%
	Total % of Net Assets	54.45%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2026

CAMELOT EVENT-DRIVEN FUND – CLASS A

EVDAX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Camelot Event-Driven Fund – Class A – EVDAX (the “Fund”) for the period July 1, 2025 to June 30, 2026.

You can find additional information about the Fund at https://www.cameloteventdrivenfund.com/prospectus-sec-filings. You can also request the fund's Statutory Prospectus, financial information, holdings, and proxy voting information by contacting us at 1-866-706-9790.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Camelot Event-Drive Fund – Class A	$217	2.12%

*Annualized

Management Discussion of Fund Performance

The Camelot Event-Driven Fund Class A returned 4.97% for the fiscal year ended June 30, 2026, compared to 5.78% for the HFRX Event-Driven Index.

The Fund maintained a cautious positioning throughout the year, employing hedges in its activist and special situations substrategy.

Strategy

Camelot Event-Driven Advisors, LLC, the advisor to the Camelot Event-Driven Fund, employs an event-driven strategy targeting pricing inefficiencies created by several types of company-specific events.

The fund continued to maintain its largest allocations to activist investments and special situations throughout the year. Activist activity was strong throughout the period. The fund initiated positions in Asian activist situations, specifically in Japan, which has seen an expansion of activist activity as the reforms initiated by former prime minister Abe are being implemented.

Merger arbitrage remains a relatively small allocation compared to allocations in the past. The fund has also exercised appraisal rights in a number of its portfolio holdings, which remain ongoing and take multiple years to complete.

As in recent years, distressed opportunities remain a small fraction of the portfolio. Restructurings of distressed bonds of Chinese real estate developers are ongoing. Despite its many announcements of measures to revive the housing market, follow-through by the Chinese government has been modest, validating the measured and cautious approach in sizing these investments.

I thank all of our investors for your continued support and investment and wish you a prosperous year.

Camelot Event-Driven Fund Portfolio Manager

Thomas Kirchner

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Camelot Event Driven Fund - Class A (with load)	-0.80%	3.39%	8.60%
Camelot Event Driven Fund - Class A (without load)	4.97%	4.56%	9.22%
HFRX Event-Driven Index	5.78%	3.06%	1.00%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-706-9790.

FUND STATISTICS

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$117,585,645	345	53.18%	$1,306,531

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors or investment type, while the underlying securities represent as a percentage of the portfolio of investments.

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes written options and securities sold short.

top ten holdings

(% of Net Assets)

1.	Fidelity Investments Money Market Treasury Portfolio - Class III	6.88%
2.	Kimberly Clark Corp.	5.32%
3.	Crown Castle Inc.	4.57%
4.	Humana, Inc.	4.56%
5.	Medtronic PLC (Ireland)	4.12%
6.	BioMarin Pharmaceutical, Inc.	3.57%
7.	Occidental Petroleum Corp.	3.51%
8.	U.S. Treasury Note, 4.50%, 11/15/2033	3.44%
9.	Newmont Corp.	3.34%
10.	Phillips 66	3.16%
	Total % of Net Assets	42.47%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Camelot Event-Drive Fund at 1-866-706-9790, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.cameloteventdrivenfund.com/prospectus-sec-filings or contact us at 1-866-706-9790.

ANNUAL SHAREHOLDER REPORT

June 30, 2026

CAMELOT EVENT-DRIVEN FUND – INSTITUTIONAL CLASS

EVDIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Camelot Event-Driven Fund – Institutional Class – EVDIX (the “Fund) for the period July 1, 2025 to June 30, 2026.

You can find additional information about the Fund at https://www.cameloteventdrivenfund.com/prospectus-sec-filings. You can also request the fund's Statutory Prospectus, financial information, holdings, and proxy voting information by contacting us at 1-866-706-9790.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Camelot Event-Drive Fund – Institutional Class	$192	1.87%

*Annualized

Management Discussion of Fund Performance

The Camelot Event-Driven Fund Institutional Class returned 5.24% for the fiscal year ended June 30, 2026, compared to 5.78% for the HFRX Event-Driven Index.

The Fund maintained a cautious positioning throughout the year, employing hedges in its activist and special situations substrategy.

Strategy

Camelot Event-Driven Advisors, LLC, the advisor to the Camelot Event-Driven Fund, employs an event-driven strategy targeting pricing inefficiencies created by several types of company-specific events.

The fund continued to maintain its largest allocations to activist investments and special situations throughout the year. Activist activity was strong throughout the period. The fund initiated positions in Asian activist situations, specifically in Japan, which has seen an expansion of activist activity as the reforms initiated by former prime minister Abe are being implemented.

Merger arbitrage remains a relatively small allocation compared to allocations in the past. The fund has also exercised appraisal rights in a number of its portfolio holdings, which remain ongoing and take multiple years to complete.

As in recent years, distressed opportunities remain a small fraction of the portfolio. Restructurings of distressed bonds of Chinese real estate developers are ongoing. Despite its many announcements of measures to revive the housing market, follow-through by the Chinese government has been modest, validating the measured and cautious approach in sizing these investments.

I thank all of our investors for your continued support and investment and wish you a prosperous year.

Camelot Event-Driven Fund Portfolio Manager

Thomas Kirchner

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Camelot Event Driven Fund - Institutional Class	5.24%	4.84%	9.53%
HFRX Event-Driven Index	5.78%	3.06%	1.00%

Cumulative Performance Comparison of $1,000,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-706-9790.

FUND STATISTICS

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$117,585,645	345	53.18%	$1,306,531

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors or investment type, while the underlying securities represent as a percentage of the portfolio of investments.

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes written options and securities sold short.

top ten holdings

(% of Net Assets)

1.	Fidelity Investments Money Market Treasury Portfolio - Class III	6.88%
2.	Kimberly Clark Corp.	5.32%
3.	Crown Castle Inc.	4.57%
4.	Humana, Inc.	4.56%
5.	Medtronic PLC (Ireland)	4.12%
6.	BioMarin Pharmaceutical, Inc.	3.57%
7.	Occidental Petroleum Corp.	3.51%
8.	U.S. Treasury Note, 4.50%, 11/15/2033	3.44%
9.	Newmont Corp.	3.34%
10.	Phillips 66	3.16%
	Total % of Net Assets	42.47%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Camelot Event-Drive Fund at 1-866-706-9790, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.cameloteventdrivenfund.com/prospectus-sec-filings or contact us at 1-866-706-9790.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2026 $ 31,500

FY 2025 $ 33,000

(b)

Audit-Related Fees

Registrant    Adviser

FY 2026                                   $ 0               $ 0

FY 2025                                   $ 0               $ 0

(c)

Tax Fees

Registrant    Adviser

FY 2026                                $ 5,400          $ 0

FY 2025                                $ 5,400          $ 0

Nature of the fees: Preparation of tax returns

(d)

All Other Fees

Registrant    Adviser

FY 2026                                   $ 0               $ 0

FY 2025                                   $ 0               $ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant    Adviser

FY 2026                               $ 5,400           $ 0

FY 2025                               $ 5,400           $ 0

(h)        Not Applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)        Not Applicable.

(j)       Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Schedule of Investments.  Not applicable – Schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

FRANK FUNDS

FRANK VALUE FUND

Investor Class – FRNKX

Class C – FNKCX

Institutional Class – FNKIX

CAMELOT EVENT DRIVEN FUND

Class A - EVDAX

Institutional Class - EVDIX

ANNUAL FINANCIAL STATEMENTS

June 30, 2026

	Value Fund

Schedule of Investments
June 30, 2026

Shares		Fair Value

COMMON STOCKS - 99.32%

Airports, Flying Fields & Airport Terminal Services - 2.59%
8,180	Grupo Aeroportuario del Centro Norte SAB de CV Class B ADR	$ 925,076

Bottled & Canned Soft Drinks & Carbonated Waters - 3.02%
36,724	Celsius Holdings, Inc. *	1,075,279

Canned, Fruits, Veg, Preserves, Jams & Jellies - 4.71%
14,915	J.M. Smucker Co.	1,677,938

Electric Services - 11.68%
7,591	NRG Energy, Inc.	1,108,741
3,147	Talen Energy Corp. *	1,209,266
11,641	Vistra Corp.	1,846,612
		4,164,619
Grain Mill Products - 3.08%
12,444	Post Holdings, Inc. *	1,098,307

Hotels, Rooming Houses, Camps & Other Lodging Places - 3.43%
34,923	Civeo Corp. *	1,222,305

Malt Beverages - 3.01%
27,550	Molson Coors Beverage Co.	1,073,348

Miscellaneous Electrical Machinery, Equipment & Supplies - 7.03%
29,236	Spectrum Brands Holdings, Inc.	2,506,987

Office Machines - 4.19%
85,275	Pitney Bowes, Inc.	1,494,018

Perfumes, Cosmetics & Other Toilet Preparations - 3.63%
48,140	Edgewell Personal Care Co.	1,293,040

Pipe Lines (No Natural Gas) - 5.30%
33,582	MPLX LP	1,891,674

Services-Business Services - 5.39%
1,982	Mastercard, Inc. Class A	1,017,955
16,850	Maximus, Inc.	905,856
		1,923,811
Services-Commercial Physical & Biological Research - 6.42%
13,170	Icon PLC (Ireland) *	2,287,761

Services-Computer Integrated Systems Design - 8.21%
9,200	Leidos Holdings, Inc.	$ 947,324
17,943	Science Applications International Corp.	1,981,087
		2,928,411
Services-Computer Processing & Data Preparation - 2.29%
4,701	Reddit, Inc. Class A *	816,000

Services-Personal Services - 5.15%
48,253	H&R Block, Inc.	1,837,474

Services-Prepackaged Software - 3.08%
55,393	Opera Ltd. ADR	1,098,443

Sugar & Confectionery Products - 4.21%
8,548	Hershey Co.	1,499,747

Surgical & Medical Instruments & Apparatus - 2.97%
7,000	Becton Dickinson & Co.	1,059,310

Transportation Services - 3.23%
4,502	Expedia Group, Inc.	1,151,972

Wholesale-Groceries, General Line - 6.70%
52,344	United Natural Foods, Inc. *	2,390,550

TOTAL FOR COMMON STOCKS (Cost $28,138,097) - 99.32%		35,416,070

MONEY MARKET FUND - 2.56%
913,806	Fidelity Investments Money Market Treasury Portfolio - Class III 3.28% **	913,806
TOTAL FOR MONEY MARKET FUND (Cost $913,806) - 2.56%		913,806

TOTAL INVESTMENTS (Cost $29,051,903) *** - 101.88%		36,329,876

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.88)%		(670,364)

NET ASSETS - 100.00%		$ 35,659,512

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2026.
*** Refer to Note 12 for tax cost.
ADR - American Depositary Receipt.
The accompanying notes are an integral part of these financial statements.

	Camelot Fund

Schedule of Investments
June 30, 2026

Shares		Fair Value

COMMON STOCKS - 77.14%

Air Transportation, Scheduled - 0.66%
15,000	Southwest Airlines Co. (a)	$ 771,300

Amusement and Recreation Services - 0.61%
13,500	Sun Corp. (Japan)	712,354

Arrangement of Transportation of Freight & Cargo - 0.26%
63	PS International Group Ltd. (Hong Kong) *	80
25,000	Senko Group Holdings Co. Ltd. (Japan)	301,042
		301,122
Beverages - 2.88%
25,000	PepsiCo, Inc. (a)	3,385,000

Blank Checks - 0.15%
15,000	A SPAC II Acquisition Corp. (Hong Kong) ● *	173,850

Bridge, Tunnel, and Elevated Highway Construction - 0.06%
25,935	WeBuild SpA ADR *	67,482

Cable & Other Pay Television Services - 2.34%
90,000	Comcast Corp. Class A (a)	2,209,500
5,000	Liberty Broadband Corp. Class C (a) *	166,300
150,000	Vivendi SE (France)	370,076
		2,745,876
Canned, Fruits, Veg, Preserves, Jams & Jellies - 2.30%
24,000	J.M. Smucker Co. (a)	2,700,000

Converted Paper & Paperboard Prods (No Containers/Boxes) - 5.32%
57,000	Kimberly Clark Corp. (a) (b)	6,256,890

Crude Petroleum & Natural Gas - 7.37%
90,000	Crescent Energy Co. Class A (b)	883,800
33,000	Devon Energy Corp. (a) (b)	1,363,560
13,000	Diamondback Energy, Inc. (a)	2,285,140
85,000	Occidental Petroleum Corp. (a) (b)	4,128,450
		8,660,950
Deep Sea Foreign Transportation of Freight - 0.16%
6,000	Mitsui OSK Lines Ltd. (Japan)	192,360

Department Stores - 0.20%
15,000	Takashimaya Co., Ltd. (Japan)	230,948

Drilling Oil & Gas Wells - 0.00%
2	Seadrill Ltd. (Bermuda) *	76

Electric & Other Services Combined - 0.36%
30,000	Kansai Electric Power Co., Inc. (Japan)	421,675

Electromedical & Electrotherapeutic Apparatus - 4.12%
62,000	Medtronic PLC (Ireland) (a) (b)	4,850,260

Farm Machinery & Equipment - 0.00%
184	Nature's Miracle Holding, Inc. *	0

Finance Services - 0.00%
791,041	Kaisa Group Holdings Ltd.(China) *	4,740

Gold and Silver Ores - 8.39%
882,700	B2Gold Corp. (Canada) (a)	3,301,298
700	Barrick Mining Corp. (Canada) (a)	25,711
42,000	Newmont Corp. (a) (b)	3,922,800
97,000	Seabridge Gold, Inc. (Canada) (a) *	2,496,780
49,571	Valor Gold Corp. (Canada) *	121,517
		9,868,106
Grocery Stores - 0.31%
30,000	Seven & I Holdings Co. Ltd. (Japan)	361,067

Guided Missiles & Space Vehicles & Parts - 1.08%
2,500	Lockheed Martin Corp. (a)	1,273,650

Hospital & Medical Service Plans - 8.94%
13,500	Humana, Inc. (a)	5,362,470
8,000	Molina Healthcare, Inc. (a) (b) *	1,829,600
8,000	UnitedHealth Group, Inc. (a)	3,325,040
		10,517,110
Industrial Organic Chemicals - 0.58%
10,000	Covestro AG (Germany) *	684,184

Investment Advice - 0.88%
20,000	Janus Henderson Group PLC (United Kingdom) *	1,039,000

Land Subdividers & Developers (No Cemeteries) - 0.10%
20,000	Greentown China Holdings Ltd. (China) *	17,238
150,000	Ronshine China Holdings Ltd. (China) *	899
3,375,656	Shimao Group Holdings Ltd. ADR *	31,419
4,000,000	Sino-Ocean Group Holdings Ltd. (China) *	25,500
500,000	Sunac China Holdings Ltd. (China) *	39,525
500,000	Times China Holdings Ltd. (China) *	1,976
85,189	Yuzhou Group Holdings Co. Ltd. (China) *	1,293
		117,850
Life Insurance - 0.34%
30,000	Japan Post Holdings Co. Ltd. (Japan)	400,181

Local and Suburban Transit - 0.27%
20,000	FUJI Kyuko Co. Ltd. (Japan)	313,773

Mineral Royalty Traders - 2.21%
13,000	Royal Gold, Inc. (a)	2,594,930

Motor Vehicles and Passenger Car Bodies - 0.41%
30,008	Iveco Group NV (Italy)	476,943

Motorcycles, Bicycles, and Parts - 0.27%
3,000	Shimano, Inc. (Japan)	320,015

Oil & Gas Field Machinery & Equipment - 0.55%
50,000	DNOW, Inc. (a) *	648,500

Ophthalmic Goods - 1.40%
23,000	Cooper Cos., Inc. (a) *	1,649,330

Petroleum Refining - 8.97%
95,000	BP PLC ADR (a)	3,510,250
20,000	Chevron Corp. (a) (b)	3,315,200
22,000	Phillips 66 (a) (b)	3,719,100
		10,544,550
Pharmaceutical Preparations - 6.12%
33,000	Abbott Laboratories (a)	2,994,420
73,456	BioMarin Pharmaceutical, Inc. (a) (b) *	4,203,152
167,850	Inyx, Inc. ● *	17
		7,197,589
Radio Broadcasting Stations - 0.02%
4,610	iHeartMedia, Inc. Class A *	19,777

Retail - Department Stores - 0.00%
791	NWA SEN † *	0

Retail - Eating & Drinking Places - 1.74%
20,000	Starbucks Corp. (a) (b)	2,043,800

Retail - Eating Places - 0.35%
479,411	Bab, Inc.	415,218

Security Brokers, Dealers & Flotation Companies - 0.34%
25,000	SBI Holdings, Inc. (Japan)	405,746

Services-Advertising - 0.02%
11,249	Clear Channel Outdoor Holdings, Inc. *	27,223

Services-Business Services - 1.32%
7,000	Akamai Technologies, Inc. (a) *	827,470
15,000	Kakaku.com, Inc. (Japan)	312,727
33,388	Prosus N.V. ADR *	290,476
1,500	Scout24 SE ADR	123,958
		1,554,631
Services-Computer Processing & Data Preparation - 0.30%
29,000	Sohu.com Ltd. ADR *	351,480

Services-General Medical & Surgical Hospitals - 0.31%
22,000	Surgery Partners, Inc. *	369,600

Services-Prepackaged Software - 0.27%
20,000	GungHo Online Entertainment, Inc. (Japan)	269,370
5,000	USU Software AG (Germany)	51,399
		320,769
Surgical & Medical Instruments & Apparatus - 1.89%
52,000	Boston Scientific Corp. (a) *	2,219,360
120	DIH Holding US, Inc. Class A *	0
		2,219,360
Water Transportation - 0.27%
15,000	Norwegian Cruise Line Holdings Ltd. (a) *	316,650

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 2.70%
38,000	Henry Schein, Inc. (a) *	3,173,760

TOTAL FOR COMMON STOCKS (Cost $82,406,444) - 77.14%		90,699,675

REAL ESTATE INVESTMENT TRUSTS - 8.76%
71,000	Crown Castle, Inc. (a) (b)	5,376,830
2,800	Equinix, Inc. (a)	2,918,692
60,000	Rexford Industrial Realty, Inc. (a)	2,010,000
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $10,285,450) - 8.76%		10,305,522

ASSET-BACKED SECURITIES - 0.02%
2,168	AFC Home Equity Loan Trust Series 2000-02 Class 1A, 4.49%
	(1 Month SOFR USD + 0.90%), 06/25/2030 ** ●	2,099
10,571	Citigroup Mortgage Loan Trust, Inc. Series 2005-OPT1 Class M3, 3.71%
	(1 Month SOFR USD + 0.82%), 02/25/2035 ** ●	9,837
405,575	Countrywide Asset-Backed Certificates Series 2007-11 Class 2M2, 3.77%
	(1 Month SOFR USD + 0.43%), 06/25/2047 ** ●	14,819
TOTAL FOR ASSET-BACKED SECURITIES (Cost $54,852) - 0.02%		26,755

CONTINGENT VALUE RIGHTS - 0.00%

Canned, Frozen & Preserved Fruit, Veg & Food Specialties - 0.00%
162,000	TreeHouse Foods, Inc. *	0

Communications Services - 0.00%
145,009	KVH Industries, Inc. *	0

Pharmaceutical Preparations - 0.00%
15,000	Apellis Pharmaceuticals, Inc. *	0
4,000	Blueprint Medicines Corp. *	0
60,000	OptiNose, Inc. *	0
60,000	Regulus Therapeutics, Inc. *	0
		0

TOTAL FOR CONTINGENT VALUE RIGHTS (Cost $0) - 0.00%		0

CONVERTIBLE BONDS - 0.03%

Financial Services - 0.01%
100,246	Kaisa Group Holdings Ltd. Series AI (China) 0.00%, due 12/31/2026 ●	351
125,314	Kaisa Group Holdings Ltd. Series AI (China) 0.00%, due 12/31/2027 ●	940
200,493	Kaisa Group Holdings Ltd. Series AI (China) 0.00%, due 12/31/2028 ●	1,504
250,617	Kaisa Group Holdings Ltd. Series AI (China) 0.00%, due 12/31/2031 ●	940
472,803	Kaisa Group Holdings Ltd. Series AI (China) 0.00%, due 12/31/2032 ●	1,478
200,493	Kaisa Group Holdings Ltd. Series IAI (China) 0.00%, due 12/31/2029 ●	1,504
250,617	Kaisa Group Holdings Ltd. Series IAI (China) 0.00%, due 12/31/2030 ●	1,566
		8,283
Land Subdividers & Developers (No Cemeteries) - 0.02%
2,001,128	Sino-Ocean Group Holdings Ltd. Series A144 (China) 0.00%, due 03/27/2027 ●	9,465
1,100,000	Times China Holdings Ltd. Series 144A (China) 0.00%, 03/30/2027 ●	7,953
166,175	Times China Holdings Ltd. Series 144A (China) 0.00%, 03/30/2027 ●	980
		18,398
Radiotelephone Communications - 0.00%
88,196	Digicel Group 0.5 Ltd. Private Placement Series 144A Conv. (Bermuda) 7.00% Perpetual # ●	4,674

TOTAL FOR CONVERTIBLE BONDS (Cost $50,491) - 0.03%		31,355

CORPORATE BONDS - 0.97%

Crude Petroleum & Natural Gas - 0.47%
500,000	Ascent Resources Utica Holdings, 9.00%, 11/01/2027 ●	555,000

Financial Services - 0.03%
115,322	Kaisa Group Holdings Ltd. Series AI (China) 7.72%, 12/28/2027 ●	2,018
168,588	Kaisa Group Holdings Ltd. Series IAI (China) 6.25%, 12/28/2028 ●	2,950
282,230	Kaisa Group Holdings Ltd. Series IAI (China) 6.50%, 12/28/2029 ●	4,939
340,175	Kaisa Group Holdings Ltd. Series IAI (China) 6.75%, 12/28/2030 ●	5,103
512,512	Kaisa Group Holdings Ltd. Series IAI (China) 7.00%, 12/28/2031 ●	7,047
482,319	Kaisa Group Holdings Ltd. Series IAI (China) 7.25%, 12/28/2032 ●	7,235
		29,292
Land Subdividers & Developers (No Cemeteries) - 0.25%
239,850	CFLD Cayman Investment Series REGS (China) 2.50%, 01/31/2031 ●	4,797
356,680	CIFI Holdings Group Co. Ltd. Series IAI (China) 0.00%, 06/30/2027 ●	34,195
5,000,000	Hejun Shunzie Investment, 11.00%, 06/04/2022 + ● *	50
2,000,000	KWG Group Holdings Ltd. (China) 7.40%, 01/13/2027 + ● *	85,000
4,400,000	Red Sun Properties Group 7.30%, 01/13/2025 + ● *	33,000
3,000,000	Redco Properties Group Ltd. (China) 11.00%, 08/06/2023 + ● *	18,750
249,999	RongChangDa Development (Bvi) Ltd. (China) 4.00%, 03/29/2028 + ● *	1,500
1,200,001	RongChangDa Development (Bvi) Ltd. (China) 4.00%, 03/29/2028 ●	18,000
1,000,000	Ronshine China Holdings Ltd. (China) 7.35%, 12/15/2023 + ● *	2,500
3,000,000	Ronshine China Holdings Ltd. (China) 8.75%, 10/25/2022 + ● *	7,500
693,443	Shimao Group Holdings Ltd. Series 144A ADR 2.00%, 01/21/2034 ●	8,668
462,295	Shimao Group Holdings Ltd. Series 144A ADR 2.00%, 07/21/2032 ●	5,779
693,443	Shimao Group Holdings Ltd. Series 144A ADR 2.00%, 07/21/2033 ●	6,934
34,055	Shimao Group Holdings Ltd. Series 144A ADR 5.95%, 07/21/2031 ●	468
585,000	Sino-Ocean Group Holdings Ltd. Series 144A (China) 3.00%, 03/27/2033 ●	34,398
918,900	Times China Holdings Ltd. (China) 4.20%, 09/30/2032 ●	25,022
50,223	Yuzhou Group Holdings Co. Ltd. (China) 1.00%, 06/30/2034 ●	314
16,813	Yuzhou Group Holdings Co. Ltd. (China) 4.00%, 06/30/2028 ●	567
29,350	Yuzhou Group Holdings Co. Ltd. (China) 4.50%, 06/30/2029 ●	880
39,271	Yuzhou Group Holdings Co. Ltd. (China) 5.00%, 06/30/2030 ●	982
55,222	Yuzhou Group Holdings Co. Ltd. (China) 5.50%, 06/30/2031 ●	1,519
14,553	Yuzhou Group Holdings Co. Ltd. (China) 7.00%, 06/30/2027 ●	949
6,000,000	Zhenro Properties Group 17.25% (H15T3Y + 13.41%), Perpetual + ● *	3,000
500,000	Zhenro Properties Group 6.63%, 01/07/2026 + ● *	250
		295,022
Radiotelephone Communications - 0.00%
28,351	Digicel Group 0.5 Ltd. Private Placement Series 144A (Bermuda) 8.00%, 04/01/2025 + # ● *	5,212

Security Brokers, Dealers & Flotation Companies - 0.21%
1,000,000	Lebanese Republic Series GMTN (Lebanon) 6.15%, 06/19/2020 + ● *	246,613

Wholesale-Electrical Appliances, Tv & Radio Sets - 0.01%
5,000,000	Jingrui Holdings Ltd. (China) 12.75%, 09/09/2023 + ● *	12,500

TOTAL FOR CORPORATE BONDS (Cost $1,968,594) - 0.97%		1,143,639

MORTGAGE-BACKED SECURITIES - 0.01%
60,727	GNR Government National Mortgage Series 2019-108 Class NI, 4.00%, 08/20/2049 ~ ●	9,726
1,338	GSR Mortgage Loan Trust Series 2005-5F Class B2, 5.75%, 06/25/2035 ~ ●	0
TOTAL FOR MORTGAGE-BACKED SECURITIES (Cost $6,163) - 0.01%		9,726

MUNICIPAL BONDS - 0.16%

Puerto Rico - 0.16%
17,074	Puerto Rico Commonwealth Restructured Series A1 4.00%, 07/01/2037 ●	17,132
24,036	Puerto Rico Commonwealth Restructured Series A1 5.63%, 07/01/2029 ●	25,441
10,000	Puerto Rico Electric Power Authority Series CCC 4.25%, 07/01/2021 + ● *	7,650
10,000	Puerto Rico Electric Power Authority Series CCC 4.25%, 07/01/2023 + ● *	7,650
75,000	Puerto Rico Electric Power Authority Series DDD 3.50%, 07/01/2020 + ● *	57,375
30,000	Puerto Rico Electric Power Authority Series DDD 3.63%, 07/01/2021 + ● *	22,950
55,000	Puerto Rico Electric Power Authority Series TT 5.00%, 07/01/2020 + ● *	42,075
15,000	Puerto Rico Electric Power Authority Series WW 5.50%, 07/01/2019 + ● *	11,475
		191,748

TOTAL FOR MUNICIPAL BONDS (Cost $189,197) - 0.16%		191,748

PREFERRED STOCKS - 2.01%

Federal & Federally-Sponsored Credit Agencies - 2.00%
19,000	Federal Home Loan Mortgage Corp. Series B, 0.00%, (3 Month LIBOR USD + 0.14%), Perpetual ∞ ● *	211,850
4,500	Federal Home Loan Mortgage Corp. Series F 5.00%, Perpetual ∞ ● *	63,000
55,000	Federal Home Loan Mortgage Corp. Series H 5.10%, Perpetual ∞ ● *	781,000
10,600	Federal Home Loan Mortgage Corp. Series M 0.00%, (2 Year CMT + 0.10%) Perpetual ** ∞ ● *	117,660
42,879	Federal Home Loan Mortgage Corp. Series Q 0.00%, (2 Year CMT + 0.20%) Perpetual ** ∞ ● *	493,109
25,000	Federal Home Loan Mortgage Corp. Series S 0.00%, (3 Month LIBOR USD + 0.50%) Perpetual ** ∞ ● *	350,000
5,500	Federal National Mortgage Corp. Series H 5.81%, Perpetual ∞ ● *	82,500
700	Federal National Mortgage Corp. Series I 5.38%, Perpetual ∞ ● *	11,200
4,440	Federal National Mortgage Corp. Series M 4.75%, Perpetual ∞ ● *	61,583
360	Federal National Mortgage Corp. Series N 5.50%, Perpetual ∞ ● *	5,310
20,000	Federal National Mortgage Corp. Series T 8.25%, Perpetual ∞ ● *	175,000
		2,352,212
Real Estate - 0.01%
722	Brookfield Property Partners LP, 6.25%, 07/26/2081 (Bermuda)	11,191

TOTAL FOR PREFERRED STOCKS (Cost $1,291,235) - 2.01%		2,363,403

STRUCTURED NOTES - 0.01%

Land Subdividers & Developers (No Cemeteries) - 0.01%
857,626	Sino-Ocean Group Holdings Ltd. Series 144A (China) 1.00%, Perpetual ●	10,480

TOTAL FOR STRUCTURED NOTES (Cost $27,300) - 0.01%		10,480

RESIDUAL CLAIMS - 0.60%

Common Stocks

Bridge, Tunnel, and Elevated Highway Construction - 0.03%
1,022,580	Astaldi SpA SPF (Italy) ^ † *	40,903

Gold and Silver Ores - 0.00%
109,444	Sacre-Coeur Minerals Ltd. (Canada) ^ † *	0

Hazardous Waste Management - 0.00%
43,000	Strategic Environmental & Energy Resources, Inc. ^ † # *	1,023

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.00%
5,926	Exide Technologies ^ † *	0

Services-Employment Agencies - 0.00%
15,400	51job, Inc. ADR ^ Δ *	0

TOTAL RESIDUAL CLAIMS - COMMON STOCKS (Cost $1,535,227)		41,926

Escrow Shares

Blank Checks - 0.00%
33,000	Pershing Square Tontine Holdings Ltd. ^ *	0

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.00%
1,777	Exide Technologies ^ † *	0

TOTAL RESIDUAL CLAIMS - ESCROW SHARES (Cost $1,687)		0

Corporate Bonds

Business Services - 0.00%
25,000	Infinity Capital Group 7.00%, 12/31/2049 + ^ † # *	0

Communications Services - 0.00%
4,675	Ses SA 0.00%, 01/15/2033 ^	0

Land Subdividers & Developers (No Cemeteries) - 0.56%
4,295,256	Sunac China Holdings Ltd. (China) 0.00%, 12/31/2049 ^	655,112

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.00%
546,810	Exide Technologies 11.00%, 04/30/2022 + † ^ # *	0

Retail-Grocery Stores - 0.00%
50,000	Winn Dixie Stores, Inc. 8.88%, 04/01/2008 ^	0

Security Brokers, Dealers & Flotation Companies - 0.00%
100,000	Lehman Brothers Holdings, Inc. Series LEHN 5.50%, 02/27/2020 + ^ *	10
110,000	Lehman Brothers Holdings, Inc. Series MTN1 0.00%, (1 Month CPI YOY + 2.25%), 02/17/2015 + ** ^ *	11
		21
Telephone Communications (No Radiotelephone) - 0.01%
5,000,000	Hellas Telecommunication Luxembourg II SCA Series 144A (United Kingdom) 6.05%,
	(3 Month LIBOR USD + 5.75%), 01/15/2015 + ^ # † *	6,250

TOTAL RESIDUAL CLAIMS - CORPORATE BONDS (Cost $1,041,693)		661,383

Structured Notes

Security Brokers, Dealers & Flotation Companies - 0.00%
200,000	Lehman Brothers Holdings, Inc. Series MTN 8.75%, 02/14/2023 + ** ^ *	20
130,000	Lehman Brothers Holdings, Inc. Series MTNG 0.00% (1 Month CPI YOY + 2.25%), 07/08/2014 + ** ^ *	13
100,000	Lehman Brothers Holdings, Inc. Series MTNG 7.00%, 01/28/2020 + ** ^ *	10
100,000	Lehman Brothers Holdings, Inc. Series MTNH 8.25%, 09/23/2020 + ** ^ *	10
		53

TOTAL RESIDUAL CLAIMS - STRUCTURED NOTES (Cost $0)		53

TOTAL FOR RESIDUAL CLAIMS (Cost $2,578,607) - 0.60%		703,362

UNITED STATES TREASURY NOTE BONDS - 6.61%
2,000,000	U.S. Treasury Note, 2.75%, 08/15/2032 ●	1,838,750
2,000,000	U.S. Treasury Note, 3.38%, 05/15/2033 ●	1,891,250
4,000,000	U.S. Treasury Note, 4.50%, 11/15/2033 ●	4,045,313
TOTAL FOR UNITED STATES TREASURY NOTE BONDS (Cost $7,853,888) - 6.61%		7,775,313

WARRANTS - 0.01% (c)

Blank Checks - 0.00%
3,500	Investcorp Europe Acquisition Corp. I Class A, 11/23/2028 @ $11.50
	(Notional Value $33,670) (Cayman Islands) *	0

Farm Machinery & Equipment - 0.00%
2,500	Nature's Miracle Holding, Inc., 03/12/2029 @ $345.00 (Notional Value $3) *	24

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.00%
2,000	Captivision, Inc., 11/16/2028 @ $11.50 (Notional Value $18) (Korea) *	2

Miscellaneous Manufacturing Industries - 0.01%
5,000	TOYO Co. Ltd., 07/01/2029 @ $11.50 (Notional Value $34,750) (Japan) *	6,160

Services-Automotive Repair, Services & Parking - 0.00%
300	SunCar Technology Group, Inc. Class A, 05/18/2028 @ $11.50 (Notional Value $242) (China) *	49

Services-Prepackaged Software - 0.00%
6,500	Airship AI Holdings, Inc. 12/31/2028 @ $4.50 (Notional Value $15,535) *	4,940

Services-Computer Integrated Systems Design - 0.00%
1,000	Kodiak AI, Inc., 09/25/2030 @ $9.28 (Notional Value $5,080) *	740

Services-Computer Programming Services - 0.00%
375	Semantix, Inc. Class A, 08/04/2027 @ $11.50 (Notional Value $0) (Brazil) *	0

Surgical & Medical Instruments & Apparatus - 0.00%
30,000	DIH Holding US, Inc., 02/07/2028 @ $287.50 (Notional Value $12) *	6

TOTAL FOR WARRANTS (Cost $0) - 0.01%		11,921

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $10,217,889) - 8.41%		9,891,930

MONEY MARKET FUND - 6.88%
8,087,006	Fidelity Investments Money Market Treasury Portfolio - Class III 3.28% **	8,087,006
TOTAL FOR MONEY MARKET FUND (Cost $8,087,006) - 6.88%		8,087,006

TOTAL INVESTMENTS (Cost $125,017,116) *** - 111.62%		131,251,835

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $12,097,055) - (15.20)%		(17,879,838)

INVESTMENTS IN SECURITIES SOLD SHORT, AT VALUE (Proceeds $761,929) - (0.74)%		(870,773)

ASSETS IN EXCESS OF LIABILITIES, NET - 4.32%		5,084,421

NET ASSETS - 100.00%		$ 117,585,645

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2026.
*** Refer to Note 12 for tax cost.
ADR - American Depositary Receipt.
SpA - "Società per Azioni," which is an Italian term for a public limited company
Residual Claims — Interests remaining after a bankruptcy, restructuring, take-private, liquidation, or appraisal proceeding.
These positions are not ordinary performing equity or debt; recoveries are uncertain and may be zero.
(a) Subject to written option contracts.
(b) All or a portion of this security is held as collateral for written options.
Total value of collateral for written options is $41,893,442 representing 35.63% of net assets.
(c) The notional amount is calculated by multiplying outstanding shares by the spot price at June 30, 2026.
+ Default Bonds
∞ Distressed Securities
● Level 2 Security
~ Variable Rate Security. The coupon is based on an underlying pool of loans.
^ Indicates a fair valued security. Total market value for fair valued securities is $703,362 representing 0.60% of net assets and Level 3 securities.
Level 3 investments value was determined using significant unobservable inputs.
# Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the
Securities Act of 1933, as amended, is $17,159 representing 0.01% of net assets.
† Indicates an illiquid security. Total market value for illiquid securities is $48,176 representing 0.04% of net assets.
Δ Indicates a delisted security. Total market value for delisted securities is $0 representing 0.00% of net assets.

Camelot Fund

Schedule of Purchased Options
June 30, 2026

CALL OPTIONS - 3.81% *
Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Abbott Laboratories ●	Susquehanna	50	$ 450,000	$ 90	3/19/2027	$ 52,000

Abbott Laboratories ●	Susquehanna	100	950,000	95	3/17/2028	133,500

Boston Scientific Corp.	Susquehanna	100	550,000	55	6/17/2027	43,800

Boston Scientific Corp.	Susquehanna	250	1,250,000	50	1/21/2028	208,250

BP PLC ADR	Susquehanna	250	875,000	35	1/15/2027	105,000

BP PLC ADR ●	Susquehanna	250	875,000	35	1/21/2028	148,125

BP PLC ADR	Susquehanna	700	2,800,000	40	1/21/2028	269,500

Chevron Corp.	Susquehanna	50	1,000,000	200	1/21/2028	49,200

Diamondback Energy, Inc. ●	Susquehanna	50	800,000	160	9/18/2026	106,250

Humana, Inc.	Susquehanna	115	2,300,000	200	1/21/2028	2,503,550

Kimberly Clark Corp. ●	Susquehanna	100	950,000	95	1/21/2028	230,000

Medtronic PLC (Ireland)	Susquehanna	400	3,200,000	80	1/21/2028	420,000

Occidental Petroleum Corp.	Susquehanna	850	4,675,000	55	12/18/2026	216,750

Total Call Options (Premiums Paid $2,899,695) - 3.81%						$ 4,485,925

PUT OPTIONS - 4.60% *
Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Abbott Laboratories	Susquehanna	180	$ 1,800,000	$ 100	1/21/2028	$ 315,000

Abbott Laboratories ●	Susquehanna	100	1,050,000	105	3/17/2028	216,500

Akamai Technologies, Inc.	Susquehanna	70	525,000	75	1/15/2027	29,470

Barrick Mining Corp. (Canada) ●	Susquehanna	150	255,000	17	12/18/2026	1,350

Biomarin Pharmaceutical, Inc. ●	Susquehanna	320	1,920,000	60	1/15/2027	214,400

Boston Scientific Corp. ●	Susquehanna	250	1,750,000	70	1/21/2028	698,750

BP PLC ADR	Susquehanna	250	800,000	32	1/15/2027	31,000

BP PLC ADR ●	Susquehanna	700	2,450,000	35	1/21/2028	311,500

Chevron Corp.	Susquehanna	40	600,000	150	9/18/2026	9,200

Chevron Corp.	Susquehanna	40	620,000	155	12/18/2026	27,840

Chevron Corp. ●	Susquehanna	50	800,000	160	1/21/2028	88,250

Crown Castle, Inc. ●	Susquehanna	40	360,000	90	9/18/2026	58,000

Crown Castle, Inc. ●	Susquehanna	110	935,000	85	1/15/2027	141,350
Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Crown Castle, Inc. ●	Susquehanna	290	$ 2,537,500	88	1/15/2027	$ 419,050

Crown Castle, Inc. ●	Susquehanna	130	975,000	75	1/21/2028	152,750

Devon Energy Corp.	Susquehanna	150	525,000	35	1/15/2027	24,450

Devon Energy Corp. ●	Susquehanna	180	630,000	35	1/21/2028	80,100

Diamondback Energy, Inc.	Susquehanna	130	1,950,000	150	9/18/2026	33,150

Equinix, Inc. ●	Susquehanna	8	576,000	720	9/18/2026	2,420

Equinix, Inc. ●	Susquehanna	10	700,000	700	12/18/2026	7,000

Equinix, Inc. ●	Susquehanna	10	740,000	740	12/18/2026	11,050

Humana, Inc.	Susquehanna	70	1,260,000	180	1/21/2028	77,560

Humana, Inc. ●	Susquehanna	15	277,500	185	1/21/2028	16,500

Humana, Inc. ●	Susquehanna	15	292,500	195	1/21/2028	18,450

Humana, Inc. ●	Susquehanna	15	300,000	200	1/21/2028	20,175

J.M. Smucker Co.	Susquehanna	40	380,000	95	9/18/2026	3,720

J.M. Smucker Co. ●	Susquehanna	200	1,800,000	90	1/21/2028	122,000

Kenvue, Inc.	Susquehanna	250	375,000	15	9/18/2026	5,250

Kimberly Clark Corp.	Susquehanna	40	400,000	100	12/18/2026	15,800

Kimberly Clark Corp. ●	Susquehanna	40	420,000	105	12/18/2026	22,000

Kimberly Clark Corp.	Susquehanna	440	4,400,000	100	1/21/2028	457,600

Lockheed Martin Corp. ●	Susquehanna	25	1,050,000	420	12/18/2026	25,125

Medtronic PLC (Ireland)	Susquehanna	100	750,000	75	1/21/2028	86,100

Medtronic PLC (Ireland) ●	Susquehanna	400	3,400,000	85	1/21/2028	532,000

Molina Healthcare, Inc. ●	Susquehanna	30	360,000	120	1/21/2028	27,000

Molina Healthcare, Inc.	Susquehanna	50	750,000	150	1/21/2028	88,300

Newmont Corp. ●	Susquehanna	420	1,680,000	40	12/18/2026	91,140

Norwegian Cruise Line Holdings Ltd. ●	Susquehanna	150	225,000	15	9/18/2026	4,200

Occidental Petroleum Corp.	Susquehanna	310	1,395,000	45	1/15/2027	88,970

Occidental Petroleum Corp.	Susquehanna	100	475,000	48	1/15/2027	37,600

PepsiCo, Inc.	Susquehanna	40	560,000	140	9/18/2026	36,400

PepsiCo, Inc.	Susquehanna	50	700,000	140	12/18/2026	55,750

PepsiCo, Inc.	Susquehanna	80	1,160,000	145	1/21/2028	168,000

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Phillips 66 ●	Susquehanna	50	$ 600,000	120	1/15/2027	$ 10,875

Phillips 66 ●	Susquehanna	90	1,125,000	125	1/15/2027	24,300

Phillips 66 ●	Susquehanna	80	1,040,000	130	1/15/2027	22,400

Rexford Industrial Realty, Inc. ●	Susquehanna	600	2,100,000	35	12/18/2026	193,500

Royal Gold, Inc. ●	Susquehanna	80	1,280,000	160	12/18/2026	46,000

Royal Gold, Inc. ●	Susquehanna	20	360,000	180	12/18/2026	23,200

Southwest Airlines Co. ●	Susquehanna	150	450,000	30	1/15/2027	21,900

Starbucks Corp. ●	Susquehanna	100	1,050,000	105	12/18/2026	94,000

Starbucks Corp.	Susquehanna	100	950,000	95	1/15/2027	52,000

UnitedHealth Group, Inc.	Susquehanna	20	560,000	280	9/18/2026	1,920

UnitedHealth Group, Inc.	Susquehanna	20	560,000	280	1/15/2027	7,700

UnitedHealth Group, Inc. ●	Susquehanna	20	540,000	270	6/17/2027	15,350

UnitedHealth Group, Inc.	Susquehanna	20	580,000	290	6/17/2027	20,640

Total Put Options (Premiums Paid $7,318,194) - 4.60%						$ 5,406,005

TOTAL PURCHASED OPTIONS (Premiums Paid $10,217,889) - 8.41%						$ 9,891,930

* Non-income producing securities during the period.
**The notional amount is calculated by multiplying outstanding contracts by the exercise price at June 30, 2026.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
● Level 2 Security
The accompanying notes are an integral part of these financial statements.

Camelot Fund

Schedule of Written Options
June 30, 2026

CALL OPTIONS - (14.81)% *
Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Abbott Laboratories ●	Susquehanna	(100)	$ (1,050,000)	$ 105	3/19/2027	$ (47,000)

Abbott Laboratories	Susquehanna	(180)	(1,800,000)	100	1/21/2028	(207,000)

Abbott Laboratories ●	Susquehanna	(200)	(2,400,000)	120	3/17/2028	(135,000)

Akamai Technologies, Inc. ●	Susquehanna	(70)	(525,000)	75	1/15/2027	(345,100)

B2Gold Corp. (Canada)	Susquehanna	(3,000)	(1,350,000)	5	11/20/2026	(105,000)

B2Gold Corp. (Canada)	Susquehanna	(900)	(315,000)	4	1/15/2027	(69,300)

B2Gold Corp. (Canada)	Susquehanna	(750)	(300,000)	4	1/15/2027	(44,250)

B2Gold Corp. (Canada)	Susquehanna	(2,875)	(1,437,500)	5	1/15/2027	(89,125)

Barrick Mining Corp. (Canada) ●	Susquehanna	(7)	(11,900)	17	12/18/2026	(14,123)

Biomarin Pharmaceutical, Inc. ●	Susquehanna	(210)	(1,155,000)	55	10/16/2026	(147,000)

Biomarin Pharmaceutical, Inc. ●	Susquehanna	(524)	(3,144,000)	60	1/15/2027	(345,840)

Boston Scientific Corp.	Susquehanna	(100)	(475,000)	48	12/18/2026	(40,200)

Boston Scientific Corp.	Susquehanna	(70)	(315,000)	45	3/19/2027	(44,100)

Boston Scientific Corp. ●	Susquehanna	(200)	(1,400,000)	70	6/17/2027	(38,500)

Boston Scientific Corp.	Susquehanna	(500)	(3,750,000)	75	1/21/2028	(155,000)

BP PLC ADR	Susquehanna	(500)	(2,000,000)	40	1/15/2027	(96,500)

BP PLC ADR ●	Susquehanna	(1,650)	(9,075,000)	55	1/21/2028	(179,025)

Chevron Corp. ●	Susquehanna	(40)	(600,000)	150	9/18/2026	(74,700)

Chevron Corp.	Susquehanna	(40)	(760,000)	190	12/18/2026	(15,000)

Chevron Corp.	Susquehanna	(50)	(1,200,000)	240	1/21/2028	(22,550)

Chevron Corp. ●	Susquehanna	(100)	(2,500,000)	250	1/21/2028	(35,400)

Comcast Corp. Class A	Susquehanna	(200)	(490,000)	25	7/17/2026	(12,400)

Comcast Corp. Class A	Susquehanna	(200)	(500,000)	25	7/17/2026	(9,800)

Comcast Corp. Class A	Susquehanna	(200)	(480,000)	24	8/21/2026	(32,200)

Comcast Corp. Class A	Susquehanna	(300)	(930,000)	31	10/16/2026	(9,300)

Cooper Cos., Inc. ●	Susquehanna	(100)	(650,000)	65	8/21/2026	(80,000)

Cooper Cos., Inc.	Susquehanna	(130)	(975,000)	75	8/21/2026	(24,700)

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Crown Castle, Inc. ●	Susquehanna	(40)	$ (340,000)	$ 85	9/18/2026	$ (7,600)

Crown Castle, Inc.	Susquehanna	(140)	(1,260,000)	90	9/18/2026	(13,300)

Crown Castle, Inc.	Susquehanna	(110)	(935,000)	85	1/15/2027	(40,700)

Crown Castle, Inc. ●	Susquehanna	(110)	(962,500)	88	1/15/2027	(38,500)

Crown Castle, Inc. ●	Susquehanna	(180)	(1,755,000)	98	1/15/2027	(27,450)

Crown Castle, Inc. ●	Susquehanna	(130)	(975,000)	75	1/21/2028	(152,750)

Diamondback Energy, Inc. ●	Susquehanna	(100)	(1,800,000)	180	9/18/2026	(101,000)

Diamondback Energy, Inc.	Susquehanna	(80)	(1,520,000)	190	9/18/2026	(52,080)

Devon Energy Corp.	Susquehanna	(150)	(750,000)	50	1/15/2027	(27,450)

Dnow, Inc.	Susquehanna	(500)	(625,000)	13	8/21/2026	(50,000)

Equinix, Inc. ●	Susquehanna	(10)	(700,000)	700	12/18/2026	(355,550)

Equinix, Inc. ●	Susquehanna	(10)	(740,000)	740	12/18/2026	(318,650)

Equinix, Inc. ●	Susquehanna	(8)	(576,000)	720	9/18/2026	(262,400)

Henry Schein, Inc. ●	Susquehanna	(200)	(1,600,000)	80	7/17/2026	(89,500)

Henry Schein, Inc. ●	Susquehanna	(180)	(1,350,000)	75	11/20/2026	(223,200)

Humana, Inc. ●	Susquehanna	(20)	(400,000)	200	12/18/2026	(405,900)

Humana, Inc.	Susquehanna	(230)	(9,200,000)	400	1/21/2028	(2,376,130)

J.M. Smucker Co. ●	Susquehanna	(40)	(380,000)	95	9/18/2026	(78,400)

J.M. Smucker Co. ●	Susquehanna	(100)	(900,000)	90	1/21/2028	(304,500)

J.M. Smucker Co. ●	Susquehanna	(100)	(1,100,000)	110	1/21/2028	(185,000)

Kimberly Clark Corp. ●	Susquehanna	(40)	(400,000)	100	12/18/2026	(56,600)

Kimberly Clark Corp.	Susquehanna	(40)	(420,000)	105	12/18/2026	(42,520)

Kimberly Clark Corp.	Susquehanna	(50)	(500,000)	100	3/19/2027	(75,000)

Kimberly Clark Corp.	Susquehanna	(90)	(945,000)	105	1/21/2028	(152,190)

Kimberly Clark Corp.	Susquehanna	(150)	(1,650,000)	110	1/21/2028	(217,200)

Kimberly Clark Corp. ●	Susquehanna	(200)	(2,300,000)	115	1/21/2028	(250,000)

Kimberly Clark Corp. ●	Susquehanna	(100)	(1,200,000)	120	1/21/2028	(109,500)

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Liberty Broadband Corp. ●	Susquehanna	(50)	$ (200,000)	$ 40	12/18/2026	$ (17,750)

Lockheed Martin Corp. ●	Susquehanna	(25)	(1,050,000)	420	12/18/2026	(256,625)

Medtronic PLC (Ireland) ●	Susquehanna	(120)	(960,000)	80	6/17/2027	(96,600)

Medtronic PLC (Ireland)	Susquehanna	(100)	(750,000)	75	1/21/2028	(134,900)

Medtronic PLC (Ireland)	Susquehanna	(800)	(7,600,000)	95	1/21/2028	(443,200)

Molina Healthcare, Inc. ●	Susquehanna	(50)	(750,000)	150	1/21/2028	(525,000)

Molina Healthcare, Inc. ●	Susquehanna	(30)	(600,000)	200	1/21/2028	(228,000)

Newmont Corp. ●	Susquehanna	(420)	(1,680,000)	40	12/18/2026	(2,283,750)

Norwegian Cruise Line Holdings Ltd.	Susquehanna	(150)	(300,000)	20	9/18/2026	(40,650)

Occidental Petroleum Corp.	Susquehanna	(1,700)	(11,050,000)	65	12/18/2026	(163,200)

PepsiCo, Inc.	Susquehanna	(80)	(1,120,000)	140	9/18/2026	(34,800)

PepsiCo, Inc.	Susquehanna	(50)	(700,000)	140	12/18/2026	(38,500)

PepsiCo, Inc. ●	Susquehanna	(40)	(580,000)	145	6/17/2027	(35,900)

PepsiCo, Inc.	Susquehanna	(80)	(1,160,000)	145	1/21/2028	(108,080)

Phillips 66	Susquehanna	(50)	(600,000)	120	1/15/2027	(275,000)

Phillips 66 ●	Susquehanna	(90)	(1,125,000)	125	1/15/2027	(428,850)

Phillips 66 ●	Susquehanna	(80)	(1,040,000)	130	1/15/2027	(348,400)

Rexford Industrial Realty, Inc. ●	Susquehanna	(600)	(2,100,000)	35	12/18/2026	(102,000)

Royal Gold, Inc. ●	Susquehanna	(30)	(600,000)	200	9/18/2026	(47,250)

Royal Gold, Inc. ●	Susquehanna	(80)	(1,280,000)	160	12/18/2026	(383,200)

Royal Gold, Inc. ●	Susquehanna	(20)	(360,000)	180	12/18/2026	(69,300)

Seabridge Gold, Inc. (Canada) ●	Susquehanna	(970)	(1,455,000)	15	1/15/2027	(1,212,500)

Southwest Airlines Co. ●	Susquehanna	(150)	(450,000)	30	1/15/2027	(333,750)

Starbucks Corp. ●	Susquehanna	(100)	(1,050,000)	105	12/18/2026	(79,250)

Starbucks Corp. ●	Susquehanna	(100)	(950,000)	95	1/15/2027	(139,750)

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

UnitedHealth Group, Inc. ●	Susquehanna	(20)	$ (560,000)	$ 280	9/18/2026	$ (279,350)

UnitedHealth Group, Inc. ●	Susquehanna	(20)	(560,000)	280	1/15/2027	(285,800)

UnitedHealth Group, Inc.	Susquehanna	(20)	(540,000)	270	6/17/2027	(317,900)

UnitedHealth Group, Inc. ●	Susquehanna	(20)	(580,000)	290	6/17/2027	(285,000)

Total Call Options (Premiums Received $11,629,846) - (14.81)%						$ (17,425,438)

PUT OPTIONS - (0.39)% *
Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Boston Scientific Corp. ●	Susquehanna	(250)	$ (1,000,000)	$ 40	1/21/2028	$ (195,000)

Crown Castle, Inc. ●	Susquehanna	(290)	(2,102,500)	73	1/15/2027	(159,500)

Kenvue, Inc.	Susquehanna	(250)	(250,000)	10	9/18/2026	(250)

Occidental Petroleum Corp. ●	Susquehanna	(100)	(350,000)	35	1/15/2027	(6,850)

Phillips 66 ●	Susquehanna	(80)	(800,000)	100	1/15/2027	(22,000)

Rexford Industrial Realty, Inc.	Susquehanna	(600)	(1,800,000)	30	12/18/2026	(70,800)

Total Put Options (Premiums Recieved $467,209) - (0.39)%						$ (454,400)

TOTAL WRITTEN OPTIONS (Premiums Received $12,097,055) - (15.20)%						$ (17,879,838)

* Non-income producing securities during the period.
**The notional amount is calculated by multiplying outstanding contracts by the exercise price at June 30, 2026.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
● Level 2 Security
The accompanying notes are an integral part of these financial statements.

Camelot Fund

Schedule of Securities Sold Short
June 30, 2026

Shares		Fair Value

COMMON STOCKS * - (0.74)%

Services-Prepackaged Software - (0.74)%
(59,642)	Cellebrite DI Ltd. (Israel)	$ (870,773)

TOTAL FOR COMMON STOCKS (Proceeds $761,929) - (0.74)%		(870,773)

TOTAL SECURITIES SOLD SHORT (Proceeds $761,929) - (0.74)%		$ (870,773)

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Frank Funds

Statements of Assets and Liabilities
June 30, 2026
	Value Fund	Camelot Fund
Assets:
Investments in Securities, at Fair Value (Cost $29,051,903 and $125,017,116, respectively)	$ 36,329,876	$ 131,251,835
Cash	103,093	548,928
Cash Denominated in Foreign Currencies (Cost $0 and $559,986, respectively)	-	548,460
Due from Broker	585	3,366,598
Receivables:
Dividends and Interest	40,154	345,237
Shareholder Subscriptions	11	572,704
Prepaid Expenses	1	21,166
Total Assets	36,473,720	136,654,928
Liabilities:
Options Written at Fair Value (Premiums received $0 and $12,097,055, respectively)	-	17,879,838
Securities Sold Short at Fair Value (Proceeds $0 and $761,929, respectively)	-	870,773
Payables:
Portfolio Securities Purchased	762,357	-
Advisory Fees	26,039	123,107
Administrative Fees	6,049	6,256
Shareholder Redemptions	5,000	9,225
Chief Compliance Officer Fees	-	6,044
Distribution Fees	14,763	1,946
Trustee Fees	-	210
Interest	-	37
Accrued Expenses	-	171,847
Total Liabilities	814,208	19,069,283

Net Assets	$ 35,659,512	$ 117,585,645

Net Assets Consist of:
Paid In Capital	$ 26,964,653	$ 114,616,618
Distributable Earnings	8,694,859	2,969,027
Net Assets	$ 35,659,512	$ 117,585,645

Investor Class:
Net Assets	$ 6,522,916
Shares outstanding (unlimited number of shares authorized with no par value)	360,082
Net Asset Value	$ 18.12
Redemption Price Per Share ($18.12 x 0.98) *	$ 17.76

Class A:
Net Assets		$ 9,197,779
Shares outstanding (unlimited number of shares authorized with no par value)		422,539
Net Asset Value		$ 21.77
Offering Price Per Share ($21.77 / 94.50%) (Note 2)		$ 23.04
Redemption Price Per Share ($21.77 x 0.98) *		$ 21.33

Class C:
Net Assets	$ 1,485,458
Shares outstanding (unlimited number of shares authorized with no par value)	91,756
Net Asset Value	$ 16.19
Redemption Price Per Share ($16.19 x 0.98) *	$ 15.87

Institutional Class:
Net Assets	$ 27,651,138	$ 108,387,866
Shares outstanding (unlimited number of shares authorized with no par value)	1,477,937	4,852,488
Net Asset Value	$ 18.71	$ 22.34
Redemption Price Per Share ($18.71 x 0.98 & $22.34 x 0.98) *	$ 18.34	$ 21.89

* The Funds will impose a 2% redemption fee on shares redeemed within 5 business days of purchase for the Value and Camelot Funds.

The accompanying notes are an integral part of these financial statements.

Frank Funds

Statements of Operations
For the year ended June 30, 2026

	Value Fund	Camelot Fund
Investment Income:
Dividends (a)	$ 1,505,216	$ 2,295,235
Dividends - Money Market Fund	38,144	258,820
Interest	-	576,706
Total Investment Income	1,543,360	3,130,761

Expenses:
Advisory Fees	286,712	1,375,424
Administration Fees	66,164	180,610
Accounting Fees	-	52,362
Servicing Account Fees	-	98,814
Transfer Agent Fees	-	24,218
Chief Compliance Officer Fees	-	32,000
Audit Fees	-	22,687
Distribution Fees	28,269	24,012
Interest Expense	-	37
Legal Fees	-	15,418
Custody Fees	-	30,303
Trustee Fees	-	2,398
Printing and Mailing Expense	-	9,595
Litigation Fees	-	142,851
Miscellaneous Fees	-	23,987
Registration Fees	-	41,584
Total Expenses	381,145	2,076,300
Fees Waived and/or Reimbursed by the Adviser	-	(68,893)
Net Expenses	381,145	2,007,407

Net Investment Income	1,162,215	1,123,354

Realized Gain (Loss) on:
Investments and Foreign Currency Transactions	2,453,997	3,447,805
Proceeds from Securities Litigation	2,344	116,377
Written Options	-	(419,025)
Securities Sold Short	-	(575)
Net Realized Gain on Investments, Proceeds from Litigation, and Written Options	2,456,341	3,144,582

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currency Transactions	1,446,319	6,701,963
Written Options	-	(5,848,607)
Securities Sold Short	-	(108,844)
Net Change in Unrealized Appreciation on Investments, and Options	1,446,319	744,512

Realized and Unrealized Gain on Investments, Proceeds from Litigation, and Options	3,902,660	3,889,094

Net Increase in Net Assets Resulting from Operations	$ 5,064,875	$ 5,012,448

(a) Foreign withholding taxes on dividends.	$ -	$ 1,044

The accompanying notes are an integral part of these financial statements.

Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2026	6/30/2025
Increase in Net Assets From Operations:
Net Investment Income	$ 1,162,215	$ 233,448
Net Realized Gain on:
Investments and Foreign Currency Transactions	2,456,341	1,352,755
Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currency Transactions	1,446,319	3,254,853
Net Increase in Net Assets Resulting from Operations	5,064,875	4,841,056

Distributions to Shareholders:
Distributions
Investor Class	(648,056)	(200,043)
Class C	(140,148)	(43,139)
Institutional Class	(2,510,408)	(757,677)
Total Distributions Paid to Shareholders	(3,298,612)	(1,000,859)

Capital Share Transactions	8,118,539	2,366,783

Total Increase in Net Assets	9,884,802	6,206,980

Net Assets:
Beginning of Year	25,774,710	19,567,730

End of Year	$ 35,659,512	$ 25,774,710

The accompanying notes are an integral part of these financial statements.

Camelot Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2026	6/30/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,123,354	$ 788,990
Net Realized Gain (Loss) on:
Investments and Foreign Currency Transactions	3,447,805	(1,839,286)
Proceeds from Securities Litigation	116,377	51,000
Written Options	(419,025)	2,330,913
Securities Sold Short	(575)	(18,202)
Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currency Transactions	6,701,963	6,800,670
Written Options	(5,848,607)	1,060,528
Securities Sold Short	(108,844)	-
Net Increase in Net Assets Resulting from Operations	5,012,448	9,174,613

Distributions to Shareholders:
Distributions:
Class A	(70,717)	(226,228)
Institutional Class	(866,558)	(2,160,382)
Total Distributions Paid to Shareholders	(937,275)	(2,386,610)

Capital Share Transactions	18,587,700	(8,731,621)

Total Increase (Decrease) in Net Assets	22,662,873	(1,943,618)

Net Assets:
Beginning of Year	94,922,772	96,866,390

End of Year	$ 117,585,645	$ 94,922,772

The accompanying notes are an integral part of these financial statements.

Value Fund - Investor Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2026	6/30/2025	6/30/2024	6/30/2023	6/30/2022

Net Asset Value, at Beginning of Year	$ 17.26	$ 14.50	$ 14.48	$ 13.36	$ 14.85

Income (Loss) From Investment Operations:
Net Investment Income *	0.61	0.14	0.29	0.34	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	2.16	3.36	1.15	1.87	(0.88)
Total from Investment Operations	2.77	3.50	1.44	2.21	(0.80)

Distributions:
Net Investment Income	(0.22)	(0.18)	(0.54)	(0.09)	(0.16)
Realized Gains	(1.69)	(0.56)	(0.88)	(1.00)	(0.53)
Total from Distributions	(1.91)	(0.74)	(1.42)	(1.09)	(0.69)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 18.12	$ 17.26	$ 14.50	$ 14.48	$ 13.36

Total Return **	17.48%	24.56%	10.42%	17.36%	(5.51)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,523	$ 5,589	$ 3,942	$ 5,066	$ 4,377
Ratio of Expenses to Average Net Assets	1.37%	1.37%	1.37%	1.37%	1.37%
Ratio of Net Investment Income to Average Net Assets	3.49%	0.90%	2.02%	2.39%	0.54%
Portfolio Turnover	95.89%	105.26%	100.08%	109.16%	104.17%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
The accompanying notes are an integral part of these financial statements.

Value Fund - Class C

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2026	6/30/2025	6/30/2024	6/30/2023	6/30/2022

Net Asset Value, at Beginning of Year	$ 15.61	$ 13.16	$ 13.09	$ 12.18	$ 13.62

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.43	0.02	0.16	0.20	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.93	3.04	1.05	1.71	(0.80)
Total from Investment Operations	2.36	3.06	1.21	1.91	(0.83)

Distributions:
Net Investment Income	(0.09)	(0.05)	(0.26)	-	(0.08)
Realized Gains	(1.69)	(0.56)	(0.88)	(1.00)	(0.53)
Total from Distributions	(1.78)	(0.61)	(1.14)	(1.00)	(0.61)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 16.19	$ 15.61	$ 13.16	$ 13.09	$ 12.18

Total Return **	16.52%	23.65%	9.66%	16.44%	(6.23)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,485	$ 1,166	$ 892	$ 848	$ 818
Ratio of Expenses to Average Net Assets	2.12%	2.12%	2.12%	2.12%	2.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.76%	0.14%	1.26%	1.53%	(0.24)%
Portfolio Turnover	95.89%	105.26%	100.08%	109.16%	104.17%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
The accompanying notes are an integral part of these financial statements.

Value Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2026		6/30/2025	6/30/2024	6/30/2023	6/30/2022

Net Asset Value, at Beginning of Year	$ 17.76		$ 14.90	$ 14.74	$ 13.58	$ 15.08

Income (Loss) From Investment Operations:
Net Investment Income *	0.68		0.19	0.33	0.37	0.12
Net Gain (Loss) on Securities (Realized and Unrealized)	2.22		3.45	1.17	1.91	(0.90)
Total from Investment Operations	2.90		3.64	1.50	2.28	(0.78)

Distributions:
Net Investment Income	(0.26)		(0.22)	(0.46)	(0.12)	(0.19)
Realized Gains	(1.69)		(0.56)	(0.88)	(1.00)	(0.53)
Total from Distributions	(1.95)		(0.78)	(1.34)	(1.12)	(0.72)

Redemption Fees ***	-	(a)	-	-	-	-

Net Asset Value, at End of Year	$ 18.71		$ 17.76	$ 14.90	$ 14.74	$ 13.58

Total Return **	17.72%		24.91%	10.64%	17.66%	(5.29)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 27,651		$ 19,019	$ 14,734	$ 12,955	$ 10,299
Ratio of Expenses to Average Net Assets	1.12%		1.12%	1.12%	1.12%	1.12%
Ratio of Net Investment Income to Average Net Assets	3.78%		1.15%	2.24%	2.62%	0.79%
Portfolio Turnover	95.89%		105.26%	100.08%	109.16%	104.17%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less than $0.005
The accompanying notes are an integral part of these financial statements.

Camelot Fund - Class A

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2026		6/30/2025		6/30/2024		6/30/2023	6/30/2022

Net Asset Value, at Beginning of Year	$ 20.90		$ 19.48		$ 20.11		$ 21.02	$ 20.92

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.17		0.13		0.21		0.09	(0.13)
Net Gain on Securities (Realized and Unrealized)	0.86		1.78		0.39		0.88	0.23	(f)
Total from Investment Operations	1.03		1.91		0.60		0.97	0.10

Distributions:
Net Investment Income	(0.04)		(0.18)		(0.22)		-	-
Realized Gains	(0.12)		(0.31)		(1.01)		(1.88)	-
Total from Distributions	(0.16)		(0.49)		(1.23)		(1.88)	-

Redemption Fees ***	-		-	(e)	-	(e)	-	-	(e)

Net Asset Value, at End of Year	$ 21.77		$ 20.90		$ 19.48		$ 20.11	$ 21.02

Total Return **	4.97%		9.93%		3.07%		4.65%	0.48%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,198		$ 9,424		$ 9,680		$ 11,314	$ 10,007
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a) (b)	2.21%	(g)	2.10%		2.11%		2.15%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.71%		0.53%		0.98%		0.27%	(0.81)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a) (c)	2.12%	(g)	2.00%		2.02%		2.00%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.80%		0.63%		1.07%		0.42%	(0.59)%
Portfolio Turnover	53.18%		76.80%		48.03%		102.27%	121.62%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Sales charge is not reflected in total return
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.
These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 2.21%. 2.10%, 2.11%, 2.15%, and 2.21%
for the years ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.
(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 2.12%, 2.00%, 2.02%, 2.00%, and 1.99%
for the years ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.
(d) The net investment income (loss) ratios include dividends on short positions, if applicable.
(e) Amount calculated is less than $0.005
(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.
(g) Expenses before and after reimbursements, excluding litigation fees, were 2.08% and 1.99%, respectively.
The accompanying notes are an integral part of these financial statements.

Camelot Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2026		6/30/2025		6/30/2024		6/30/2023		6/30/2022

Net Asset Value, at Beginning of Year	$ 21.42		$ 19.97		$ 20.58		$ 21.41		$ 21.25

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.24		0.18		0.27		0.17		(0.07)
Net Gain on Securities (Realized and Unrealized)	0.88		1.82		0.39		0.88		0.23	(f)
Total from Investment Operations	1.12		2.00		0.66		1.05		0.16

Distributions:
Net Investment Income	(0.08)		(0.30)		(0.26)		-		-
Realized Gains	(0.12)		(0.25)		(1.01)		(1.88)		-
Total from Distributions	(0.20)		(0.55)		(1.27)		(1.88)		-

Redemption Fees ***	-	(e)	-	(e)	-	(e)	-	(e)	-	(e)

Net Asset Value, at End of Year	$ 22.34		$ 21.42		$ 19.97		$ 20.58		$ 21.41

Total Return **	5.24%		10.18%		3.34%		4.95%		0.75%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 108,388		$ 85,499		$ 87,187		$ 103,660		$ 59,802
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a) (b)	1.93%	(g)	1.84%		1.84%		1.89%		2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	1.03%		0.78%		1.26%		0.65%		(0.65)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a) (c)	1.87%	(g)	1.75%		1.77%		1.75%		1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	1.09%		0.87%		1.33%		0.79%		(0.33)%
Portfolio Turnover	53.18%		76.80%		48.03%		102.27%		121.62%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.
These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 1.93%, 1.84%, 1.84%, 1.89%, and 2.05%
for the years ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.
(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 1.87%, 1.75%, 1.77%, 1.75%, and 1.74%
for the years ended June 30, 2026, 2025, 2024, 2023, and 2022, respectively.
(d) The net investment income (loss) ratios include dividends on short positions, if applicable.
(e) Amount calculated is less than $0.005
(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.
(g) Expenses before and after reimbursements, excluding litigation fees, were 1.80% and 1.74%, respectively.
The accompanying notes are an integral part of these financial statements.

Frank Funds

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2026

Note 1. Organization

Frank Funds (the “Trust”), is an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies. At present, there are two series authorized by the Trust, the Frank Value Fund (the “Value Fund”), and the Camelot Event Driven Fund (the “Camelot Fund”) (each a “Fund” and collectively the “Funds”). Frank Capital Partners LLC (“FCP”) is the adviser to the Value Fund and Camelot Event Driven Advisors, LLC (“Camelot Advisors”) is the adviser to the Camelot Fund.

The Value Fund’s investment objective is to provide long-term capital appreciation. The Value Fund’s principal investment strategy is value investing. The Value Fund commenced operations on July 21, 2004. The Value Fund currently has 3 classes of shares; Investor Class shares, Class C shares, and Institutional Class shares. The share classes vary in distribution (12b-1) fee accruals and minimum initial investment required.

The Camelot Fund’s investment objective is to provide long-term growth of capital. The Camelot Fund seeks to achieve its investment objective by investing in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). The Camelot Fund currently has 2 classes of shares; Class A shares and Institutional shares. Class A shares are charged a front-end sales charge and a distribution and servicing fee; and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are each a series of an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. The Funds are normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas.

Short Sales of Investments - Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts - Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Transactions - Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

Forward Foreign Currency Contracts - Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Redemption Fee - To discourage short-term trades by investors, the Value and Camelot Funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if shares are redeemed within five business days of purchase. See Note 7 for additional disclosure on redemption fees for each Fund.

Security Transactions Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. For the year ended June 30, 2026, total cash paid for income taxes was disaggregated by jurisdiction as follows:

Camelot Fund
Tax Category Jurisdiction	Amount Paid
Federal United States	$ -
State & Local	-
Foreign France	1,044
Total Income Tax Paid	$ 1,044

The Value Fund did not pay income taxes during the year.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2023-2025) or expected to be taken in the Funds’ 2026 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2026, the Funds did not incur any interest or penalties.

Distributions to Shareholders - The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Derivative Transactions - The Funds may invest in put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund(s) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Camelot Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

The Camelot Fund may also invest in warrants. Warrants provide the Camelot Fund with exposure and potential gains upon equity appreciation of the underlying company’s share price. The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, the Camelot Fund could potentially lose its entire investment in a warrant. See Note 9 for additional information on derivative transactions in the Funds.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Value Fund on the basis of the daily net assets of each class. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Camelot Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the respective adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the respective adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the profitability expected return, vendor pricing and market approaches, which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts, and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as american depositary receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Debt and other fixed income investments – Fixed income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative instruments (structured notes, warrants and options) – Derivative transactions which are actively traded and to which valuation adjustments are not applied are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

The following tables summarize the inputs used to value each Fund’s assets and liabilities measured at fair value as of June 30, 2026:

Value Fund	Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Common Stocks *	$ 35,416,070	$ -	$ -	$ 35,416,070
Money Market Fund	913,806	-	-	913,806
Total	$ 36,329,876	$ -	$ -	$ 36,329,876

Camelot Fund	Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Common Stocks *	$ 90,525,808	$ 173,867	$ -	$ 90,699,675
Real Estate Investment Trust	10,305,522	-	-	10,305,522
Asset-Backed Securities	-	26,755	-	26,755
Contingent Value Rights	-	-	-	-
Convertible Bonds *	-	31,355	-	31,355
Corporate Bonds *	-	1,143,639	-	1,143,639
Mortgage-Backed Securities *	-	9,726	-	9,726
Municipal Bonds	-	191,748	-	191,748
Preferred Stocks *	11,191	2,352,212	-	2,363,403
Structured Notes	-	10,480	-	10,480
Residual Claims	-	-	703,362	703,362
United States Treasury Note Bonds	-	7,775,313	-	7,775,313
Warrants *	11,921	-	-	11,921
Purchased Options
Call Options	3,816,050	669,875	-	4,485,925
Put Options	1,673,420	3,732,585	-	5,406,005
Money Market Fund	8,087,006	-	-	8,087,006
Total	$114,430,918	$ 16,117,555	$ 703,362	$131,251,835

	Financial Instruments - Liabilities
	Level 1	Level 2	Level 3	Total
Written Options:
Call Options	$ (5,579,225)	$(11,846,213)	$ -	$ (17,425,438)
Put Options	(71,050)	(383,350)	-	(454,400)
Common Stocks *	(870,773)	-	-	(870,773)
Total	$ (6,521,048)	$(12,229,563)	$ -	$ (18,750,611)

*Industry classifications for these categories are detailed on the Schedule of Investments of each Fund.

The Value Fund did not hold any Level 3 assets during the year ended June 30, 2026. It is each of the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period. There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2026 for the Value Fund. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following is a reconciliation of Camelot Fund’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry breakouts:

	Balance as of June 30, 2025	Purchases	Sales	Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Transfers in to Level 3	Balance as of June 30, 2026
Common Stocks	$ 23,154	$ -	$(16,253)	$ (277,509)	$ 271,631	$ (1,023)	$ -
Corporate Bonds	6,250	-	-	-	-	(6,250)	-
Residual Claims	-	-	-	-	-	703,362	703,362
	$ 29,404	$ -	$(16,253)	$ (277,509)	$ 271,631	$ 696,089	$ 703,362

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2026:

Camelot Fund

Asset	Fair Value at	Valuation	Unobservable	Input
Categories	June 30, 2026	Technique	Input	Values
Residual Claims
Common Stocks
Bridge, Tunnel and Elevated	$40,903	Market approach	Last available indication	$0.04
Highway Construction			Recovery estimate
Gold and Silver Ores	0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Hazardous Waste	$1,023	Market approach	Last traded price of non-	9.30%
Management			restricted shares less a % discount
Miscellaneous Electrical	$0	Market approach	Last traded price of	$0.00
Machinery, Equip. & Suppl.			pre-conversion bonds
Service-Employment	$0	Profitability expected	Uncertainty of any	$0.00
Agencies		return method	additional future payout
Escrow Shares
Blank Checks	$0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Miscellaneous Electrical	$0	Profitability expected	Uncertainty of any	$0.00
Machinery, Equip. & Suppl.		return method	additional future payout
Corporate Bonds
Business Services	$0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Communication Services	$0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Land Subdividers &	$655,112	Last available	Single broker quote	$15.25
Developers		vendor pricing
Miscellaneous Electrical	$0	Profitability expected	Liquidation value	$0.00
Machinery, Equip. & Suppl.		return method	of asset
Retail-Grocery Stores	$0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Security Brokers, Dealers	$21	Vendor pricing	Single broker quote	$0.01
& Flotation Companies
Telephone Communications	$6,250	Vendor pricing	Single broker quote	$0.13

Structured Notes
Security Brokers, Dealers	$53	Vendor pricing	Single broker quote	$0.01
& Flotation Companies

Note 4. Investment Management and Administrative Agreements

Value Fund

The Trust has a “Management Agreement” with FCP, with respect to the Value Fund. Under the terms of the Management Agreement, FCP manages the investment portfolio of the Value Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, FCP, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, and pays fees and expenses incurred by the Value Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Value Fund. FCP also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust. FCP pays all ordinary operating expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Value Fund ordinary operating expenses, FCP receives an annual investment management fee of 0.91% of the average daily net assets of the Value Fund. For the year ended June 30, 2026, FCP earned management fees of $286,712 from the Value Fund. As of June 30, 2026, the Value Fund owed FCP $26,039 for management fees.

FCP also provides administrative services to the Value Fund under an Administration Agreement and receives a fee of 0.21% of the Value Fund's average daily net assets for those services. Under the Administration Agreement, FCP pays all of the operating expenses of the Value Fund except management fees, Rule 12b-1 fees, brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses. For the year ended June 30, 2026, the Value Fund accrued $66,164 in administrative fees. At June 30, 2026, the Value Fund owed $6,049 in administrative fees.

Camelot Fund

Camelot Advisors (“Adviser”) serves as the investment adviser to the Camelot Fund. Under the terms of the “Management Agreement” the Adviser manages the Fund’s investments subject to approval of the Board of Trustees; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund. For the year ended June 30, 2026, Camelot Advisors earned management fees of $1,375,424 from the Camelot Fund. As of June 30, 2026, the Camelot Fund owed Camelot Advisors $123,107 for management fees.

Camelot Advisors has contractually agreed to waive their management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets. This agreement will continue in effect until October 31, 2026. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. Camelot Advisors waived $8,785 for Class A and $60,108 for Institutional Class, respectively, in total of $68,893 of advisory fees for the year ended June 30, 2026. At June 30, 2026, the amounts subject to future recoupment total $235,621 and are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2024	June 30, 2027	$ 81,782
June 30, 2025	June 30, 2028	$ 84,946
June 30, 2026	June 30, 2029	$ 68,893

FCP also provides administrative services to the Camelot Fund under an Administration Agreement. The fees are based on the average daily net assets of the Fund as follows:

Assets	Fee
Up to $50 million	0.21%
$50 million to $75 million	0.15%
Above $75 million	0.10%

For the year ended June 30, 2026, the Camelot Fund accrued $180,610 in administrative fees. At June 30, 2026, the Camelot Fund owed $6,256 in administrative fees.

FCP also provides compliance services to the Camelot Fund for which it is paid $32,000 per year. At June 30, 2026, the Camelot Fund owed $6,044 in compliance fees.

Note 5. Segment Reporting

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the portfolio manager of the Fund to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the Portfolio Manager(s) of each of the Funds is deemed to be the Chief Operating Decision Maker.

Note 6. Distribution and Service Fees

The Trust, with respect to the Value Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of its Investor Class and Class C shares as well as shareholder services. Investor Class and Class C shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% and 1.00%, respectively, of each class’s average daily net assets. For the year ended June 30, 2026, the Investor Class accrued $15,246 in distribution fees and Class C accrued $13,023 in distribution fees. At June 30, 2026, the Value Fund owed $14,763 in distribution fees.

The Trust, with respect to the Camelot Fund Class A has adopted plans under Rule 12b-1 of the 1940 Act that allow the Camelot Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”). The Fund pays distribution fees of 0.25% of the Fund’s average daily net assets to Arbor Court Capital LLC, as the Fund’s distributor, and other brokers. For the year ended June 30, 2026, the Camelot Fund accrued $24,012 in 12b-1 fees. At June 30, 2026, the Camelot Fund owed $1,946 in distribution fees.

Note 7. Related Party Transactions

Brian J. Frank and Monique Weiss are the control persons of FCP. Brian Frank also serves as a trustee of the Trust, and both Mr. Frank and Ms. Weiss serve as officers of the Trust. Mr. Frank and Ms. Weiss receive benefits from FCP resulting from management fees paid to FCP by the Value Fund.

Note 8. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series. Transactions in capital were as follows:

Value Fund – Investor Class	July 1, 2025 through June 30, 2026		July 1, 2024 through June 30, 2025

	Shares	Amount	Shares	Amount
Shares sold	53,017	$ 930,873	123,316	$ 2,043,613
Shares reinvested	38,997	626,671	12,083	192,239
Shares redeemed	(55,694)	(969,795)	(83,446)	(1,386,577)
Net Increase	36,320	$ 587,749	51,953	$ 849,275

Value Fund – Class C	July 1, 2025 through June 30, 2026		July 1, 2024 through June 30, 2025

	Shares	Amount	Shares	Amount
Shares sold	15,708	$ 249,144	55,227	$ 843,436
Shares reinvested	9,225	133,029	2,797	40,390
Shares redeemed	(7,896)	(124,232)	(51,086)	(776,970)
Net Increase	17,037	$ 257,941	6,938	$ 106,856

Value Fund – Institutional Class	July 1, 2025 through June 30, 2026		July 1, 2024 through June 30, 2025

	Shares	Amount	Shares	Amount
Shares sold	389,641	$ 7,116,489	158,429	$ 2,614,840
Shares reinvested	145,947	2,419,800	45,299	740,636
Redemption fees	-	7	-	-
Shares redeemed	(128,488)	(2,263,447)	(121,426)	(1,944,824)
Net Increase	407,100	$ 7,272,849	82,302	$ 1,410,652

Camelot Fund – Class A	July 1, 2025 through June 30, 2026		July 1, 2024 through June 30, 2025

	Shares	Amount	Shares	Amount
Shares sold	109,691	$ 2,384,282	88,329	$ 1,802,311
Shares reinvested	2,802	59,823	10,099	200,266
Redemption fees	-	-	-	58
Shares redeemed	(140,835)	(3,053,685)	(144,360)	(2,955,262)
Net Decrease	(28,342)	$ (609,580)	(45,932)	$ (952,627)

Camelot Fund – Institutional Class	July 1, 2025 through June 30, 2026		July 1, 2024 through June 30, 2025

	Shares	Amount	Shares	Amount
Shares sold	1,992,655	$ 44,408,836	1,154,365	$ 24,039,219
Shares reinvested	36,933	808,086	99,328	2,016,353
Redemption fees	-	2,931	-	718
Shares redeemed	(1,168,555)	(26,022,573)	(1,628,067)	(33,835,284)
Net Increase (Decrease)	861,033	$ 19,197,280	(374,374)	$ (7,778,994)

Shareholders of the Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Funds and reclassified to paid-in-capital.

Note 9. Derivative Transactions

The Funds consider the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the year ended June 30, 2026.

Camelot Fund

Average notional value of:

Warrants	$ 150,204
Call Options Purchased	$ 8,808,750
Put Options Purchased	$ 60,069,500
Written Call Options	$ (81,997,300)
Written Put Options	$ (3,620,625)

The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

Camelot Fund

As of June 30, 2026, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Derivatives
Purchased Options – equity contracts	$ 9,891,930
Warrants – equity contracts	11,921
Structured Notes	10,480
Total Assets	$ 9,914,331

Liabilities	Equity Contracts
Written Options	$(17,879,838)
Total Liabilities	$(17,879,838)

For the year ended June 30, 2026, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Equity Contracts	Total
Purchased Options	$ 342,314	$ 342,314
Written Options	(5,848,607)	(5,848,607)
Structured Notes	(67,090)	(67,090)
Warrants	(2,224)	(2,224)
	$ (5,575,607)	$ (5,575,607)

Net realized gain (loss) on:	Equity Contracts	Total
Purchased Options	$ (1,618,112)	$ (1,618,112)
Written Options	(419,025)	(419,025)
Structured Notes	-	-
Warrants	1,493	1,493
	$ (2,035,644)	$ (2,035,644)

The selling of written call options may tend to reduce the volatility of the Funds because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Funds’ gain on the underlying securities. Written call options expose the Funds to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Funds engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Funds may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Funds engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Funds, and may also subject the Funds to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Note 10. Offsetting Assets and Liabilities

The Camelot Fund is subject to various Master Netting Arrangements (“MNA”), which govern the terms of certain transactions with select counterparties.  The MNA allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The MNA also specifies collateral posting arrangements at pre-arranged exposure levels.  Under the MNA, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

The following is a summary of the Assets and Liabilities for the Camelot Fund subject to offsets as of June 30, 2026:

			Gross	Net
		Gross	Amounts	Amounts	Gross Amounts Not
		Amounts	Offset	Presented	Offset in the Statements
		Recognized in	in the	in the	of Assets and Liabilities
		the Statement	Statements	Statements		Collateral
		of Assets and	of Assets	of Assets	Financial	Pledged	Net
Description	Counterparty	Liabilities	and Liabilities	and Liabilities	Instruments	(Received)	Amount
Camelot Fund

Assets:
Purchased Options	Susquehanna	$9,891,930	$—	$9,891,930	$—	$9,891,930	$—

Liabilities:
Written Options	Susquehanna	$(17,879,838)	$—	$(17,879,838)	$—	$(17,879,838)	$—

Note 11. Investment Transactions

For the year ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations, and short-term investments for the Value Fund aggregated $35,221,128 and $29,051,813, respectively.

For the year ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations, and short-term investments for the Camelot Fund aggregated $68,393,428 and $54,629,538, respectively.

Note 12. Tax Matters

As of June 30, 2026, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Value Fund	Camelot Fund

Gross unrealized appreciation on investment securities	$ 8,240,648	$ 22,785,451
Gross unrealized depreciation on investment securities	(1,005,584)	(25,218,110)
Net unrealized appreciation (depreciation) on investment securities	$ 7,235,064	$ (2,432,659)

Cost of investment securities, including short-term investments *	$ 29,094,812	$ 114,922,357

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2026 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Value Fund	Camelot Fund
Unrealized appreciation (depreciation)	$ 7,235,064	$ (2,432,659)
Post December net-investment loss deferral	-	-
Undistributed ordinary income (loss)	862,309	1,675,750
Accumulated undistributed long-term capital gain	597,486	3,725,936
Total Distributable earnings/(deficit)	$ 8,694,859	$ 2,969,027

* The difference between book and tax cost represents disallowed wash sales and straddles for tax purposes for the Camelot Funds and disallowed wash sales for the Value Fund.

The capital gains (losses) shown may differ from corresponding accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences such as the deferral of losses on wash sales and straddles. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year and net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Funds paid the following distributions for the years ended June 30, 2026 and 2025:

Value Fund
Year Ended	$ Amount	Tax Character
Investor Class
6/30/2026	$ 76,673	Ordinary income
6/30/2026	$ 571,383	Long-term capital gain
6/30/2025	$ 112,839	Ordinary income
6/30/2025	$ 87,204	Long-term capital gain

Class C
6/30/2026	$ 7,403	Ordinary income
6/30/2026	$ 132,745	Long-term capital gain
6/30/2025	$ 20,459	Ordinary income
6/30/2025	$ 22,680	Long-term capital gain

Institutional Class
6/30/2026	$ 336,473	Ordinary income
6/30/2026	$ 2,173,935	Long-term capital gain
6/30/2025	$ 446,621	Ordinary income
6/30/2025	$ 311,056	Long-term capital gain

Camelot Fund
Year Ended	$ Amount	Tax Character
Class A
6/30/2026	$ 70,717	Ordinary income
6/30/2025	$ 226,228	Ordinary income

Institutional Class
6/30/2026	$ 866,558	Ordinary income
6/30/2025	$ 2,160,382	Ordinary income

Note 13: Commitments and Contingencies – Litigation and Securities Appraisal Rights

Litigation Background and Fair Value Dispute

The Camelot Fund is a dissenting shareholder in an ongoing appraisal rights proceeding under Section 238 of the Companies Act (As Revised) in the Grand Court of the Cayman Islands (Financial Services Division, Cause No. FSD 155 of 2022) regarding the privatization of 51job, Inc. (the "Company"). Pursuant to an initial Interim Payment Deed dated September 26, 2022, the Camelot Fund received an interim payout from the Company of $868,252 ($56.38 per share) for its 15,400 dissented ordinary shares. On November 24, 2025, the Grand Court issued a judgment determining the fair value of the shares to be $31.11 per share, resulting in a total final share block value of $479,094.

Because the interim payment exceeded the court-determined fair value by $25.27 per share, the Camelot Fund incurred a repayment obligation of $389,158 to the Company. Additionally, the Camelot Fund has accrued $125,842 as an estimate of potential future payment obligations.

Stay of Execution, Escrow Deposit, and Status of Appeal

On April 17, 2026, the Grand Court entered a Consent Order staying the enforcement and execution of the fair value judgment against the Camelot Fund and other settling dissenting shareholders, pending the outcome of an appeal filed by the dissenters. As a condition of the stay, the Camelot Fund was required to deposit its specific repayment obligation (the "Secured Amount") into a segregated, interest-bearing escrow account designated by the Court and maintained at Cayman National Bank Ltd.

On May 6, 2026, the Camelot Fund wired a payment to the Designated Court Account. Per the terms of the Court Order, these funds must remain segregated and cannot be withdrawn or dealt with without further order of the Grand Court.

Note 14. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2026, NFS, LLC owned approximately 41% of the Value Fund, for the benefit of others, and may be deemed to control the Value Fund. As of June 30, 2026, Charles Schwab & Co., Inc. owned approximately 41% of the Camelot Fund, for the benefit of others, and may be deemed to control the Camelot Fund.

Note 15. Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 16. Market Risk and Geopolitical Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and its investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 17. New Accounting Pronouncements

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. The Funds are in compliance with this new rule.

On December 14, 2023, the FASB issued ASU 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. The Funds have adopted ASU 2023-09 as of June 30, 2026, with no material impact on the Funds’ financial statements.

Note 18. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

Frank Funds

Additional information

June 30, 2026

Each Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling (888) 217-5426 and (2) from the documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling (888) 217-5426.

Advisory Renewal Agreement

Frank Fund

The Management Agreement between the Trust and Frank Capital Partners LLC (“Frank Capital”) as to the Frank Value Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 29, 2026.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by Frank Capital Partners LLC, the Board considered Frank Capital Partners LLC’s investment philosophy. In addition, the Trustees reviewed Frank Capital Partners LLC’s Form ADV Parts I and II which described the operations and policies of Frank Capital Partners LLC. The Trustees reviewed a report prepared by Frank Capital Partners LLC for the Trustees with information relevant to their deliberations (the “Report”). The Report included information regarding, among other things, the personnel of Frank Capital Partners LLC and Frank Capital Partners LLC’s compliance activities. Mr. Brian Frank of Frank Capital Partners LLC certified to the Board that it had complied with the Trust’s Code of Ethics. Based on this information and their discussions with Mr. Brian Frank, the President of Frank Funds, the Trustees concluded that the nature, quality, and extent of the advisory services that Frank Capital Partners LLC has provided were reasonable and consistent with the Board’s expectations. The Board also noted there has been consistent management, ready access to the principles of the firm, and no compliance or litigation issues.

As to the Frank Value Fund’s performance, the Trustees reviewed information in the Report regarding the Frank Value Fund’s returns since inception and for the year ended March 31, 2026. The Frank Value Fund’s performance was compared to the Russell Mid Cap Value Index. The Board noted that the Frank Value Fund’s performance outperformed the Russell Mid cap Value Index and Peer Group in the five years ending 3/31/26. The Board reviewed the Russell Mid Cap Value Index and agreed it was reasonable for a mid-cap value fund like the Frank Value Fund.

The Trustees then reviewed information in the Report comparing the expense ratio of the Frank Value Fund to those of the peer group. Mr. Brian Frank noted that the Report indicates the Institutional Share Class had a total expense ratio of 1.12%, which is more than the 0.77% peer group average and more than the 0.82% peer group median. Management Fees for the Frank Value Fund are 0.91% while the peer group average is 0.65% and the median is 0.66%. The Board agreed that both the total expense ratio and the management fee compared favorably to the peer group and that the management fee was fair and reasonable considering the assets in the Frank Value Fund as well as the outperformance of the benchmark after fees.

As to expenses, Mr. Brian Frank described the fee structure of the Frank Value Fund, where Frank Capital Partners LLC receives a 0.91% management fee and a 0.21% administration fee. Mr. Frank stated that he believed that the Frank Value Fund received excellent value from its management given the low profitability but high performance relative to the peer group. The Board concluded that expenses were reasonable given the services provided.

As to profits realized by Frank Capital Partners LLC, the Board reviewed information regarding Frank Capital Partners LLC’s income and expense for calendar year 2025. The Board noted that although Frank Capital Partners LLC receives a Management Fee from the Frank Value Fund, the Administrative Fee is not enough to cover imputed costs. Thus, a portion of the Management Fee is used to pay Fund expenses. The Board then discussed additional benefits received by Frank Capital Partners LLC from the Frank Value Fund, and agreed there were none. They concluded that Frank Capital Partners LLC was not excessively profitable in relation to the Frank Value Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Frank Value Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Camelot Fund

The Management Agreement between the Trust and Camelot Event-Driven Advisors LLC (“CEDA”) as to the Camelot Event-Driven Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 29, 2026.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by Camelot Event-Driven Advisors LLC, the Board considered Camelot Event-Driven Advisors LLC’s investment philosophy. In addition, the Trustees reviewed Camelot Event-Driven Advisors LLC’s Form ADV Parts I and II which described the operations and policies of Camelot Event-Driven Advisors LLC. The Trustees reviewed a report prepared by Camelot Event-Driven Advisors LLC for the Trustees with information relevant to their deliberations (the “Report”). The Report included information regarding, among other things, the personnel of Camelot Event-Driven Advisors LLC and Camelot Event-Driven Advisors LLC’s compliance activities. Mr. Thomas Kirchner of Camelot Event-Driven Advisors LLC certified to the Board that it had complied with the Trust’s Code of Ethics. Based on this information and their discussions with Mr. Brian Frank, the President of Frank Funds, the Trustees concluded that the nature, quality, and extent of the advisory services that Camelot Event-Driven Advisors LLC has provided were reasonable and consistent with the Board’s expectations. The Board also noted there has been consistent management, ready access to the principles of the firm, and no compliance or litigation issues.

As to the Camelot Event-Driven Fund’s performance, the Trustees reviewed information in the Report regarding the Camelot Fund’s returns since inception and for the year ended March 31, 2026. The Camelot Fund’s performance was compared to the HFRX Event-Driven Index. The Board noted that the Camelot Fund’s performance outperformed the HFRX Event-Driven Index in all time periods.

The Trustees then reviewed information in the Report comparing the expense ratio of the Camelot Fund to those of the peer group. Mr. Brian Frank noted that the Report indicates the Institutional Share Class had a total expense ratio of 1.74%, which is more than the 1.44% peer group average and the 1.42% peer group median. Management Fees for the Camelot Fund are 1.30% while the peer group average is 1.02% and the median is 1.04%. The Board agreed that both the total expense ratio and the management fee compared favorably to the peer group and that the management fee was fair and reasonable considering the assets in the Camelot Fund as well as the outperformance of the peer group after fees.

As to expenses, Mr. Brian Frank described the fee structure of the Camelot Fund, where Camelot Event-Driven Advisors LLC receives 1.30% and shareholders have benefited from performance above the category average. The Board concluded that expenses were reasonable given the services provided.

As to profits realized by Camelot Event-Driven Advisors LLC, the Board reviewed information regarding Camelot Event-Driven Advisors LLC’s income and expense for calendar year 2025. The Board noted that although Camelot Event-Driven Advisors LLC receives a Management Fee from the Camelot Fund, the fee is not enough to cover costs. Thus, a portion of the Management Fee is waived to pay Fund expenses. The Board then discussed additional benefits received by Camelot Event-Driven Advisors LLC from the Camelot Fund, and agreed there were none. They concluded that Camelot Event-Driven Advisors LLC was not excessively profitable in relation to the Camelot Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Camelot Event-Driven Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Brian J. Frank

Jason W. Frey

Andrea Nitta

Hemanshu Patel

Jeffry Brown

Investment Advisers

Frank Capital Partners, LLC

781 Crandon Blvd., Unit 602

Key Biscayne, FL 33149

Camelot Event-Driven Advisors, LLC

1700 Woodlands Dr., Suite 100

Maumee, OH 43537

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

UMB Financial Corporation

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Value Fund and the Camelot Fund. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds. Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 16.  Controls and Procedures.

(a)	Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANK FUNDS

By /s/ Brian J. Frank

     Brian J. Frank

     President & Treasurer

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian J. Frank

     Brian J. Frank

     President & Treasurer

Date: September 4, 2026